Liberty Tax-Managed Funds
                                  Annual Report
                                October 31, 2001

                          No taxable income or capital
                      gains distributions since inception.

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photo: man & woman
photo of Keith Banks
                               President's Message


Dear Shareholder:
I wanted to take this opportunity to let you know that the sale of Liberty's asset management companies to FleetBoston Financial was completed on November 1, 2001.

In light of this recent development, I think it is important to assure you that only the ownership of the investment advisor has changed. You will see no immediate change in your investment. Your fund will continue to be guided by the same team of portfolio managers, and follow the same investment principles that attracted you to it in the first place.

In my first letter to you as president I am pleased to report that, as of October 31, 2001, not one of the funds in the Liberty family of tax-managed funds has distributed a taxable gain. We know that lessening your tax burden is an important component of your investment strategy. We are proud that our management teams have met our continuing commitment of helping shareholders reduce their tax exposure while pursuing their investment goals.

I have asked C. Frazier Evans, senior economist at Liberty Funds, to offer his perspective on the economy following the events of September 11. As a special feature, his commentary follows this letter. Frazier provides a monthly update on the economy and the markets, which can be found at libertyfunds.com.

In this report, your fund's portfolio managers share their insights and outlook for the fund. I would encourage you to read their report, as well as Frazier's views.

Sincerely,

/s/ Keith T. Banks
Keith T. Banks
President

MEET THE NEW PRESIDENT

On November 1, 2001, Keith T. Banks became president of Liberty Funds. Mr. Banks is currently chief investment officer and chief executive officer of Fleet Asset Management, a position he has held since 2000. Prior to joining Fleet, he was managing director and head of US Equity for J.P. Morgan Investment Management from 1996 to 2000. He began his investment career in 1981 as an equity analyst at Home Insurance. A chartered financial analyst, Mr. Banks earned his BA from Rutgers University and his MBA from Columbia Business School.

Liberty Tax-Managed Aggressive Growth Fund
Net asset value per share as of 10/31/01 ($)
         Class A                7.01
         Class B                6.95
         Class C                6.95
         Class Z                7.03
Liberty Tax-Managed Growth Fund
Net asset value per share as of 10/31/01 ($)
         Class A               12.68
         Class B               12.22
         Class C               12.21
         Class E               12.63
         Class F               12.23
         Class Z               12.76
Liberty Tax-Managed Growth Fund II
Net asset value per share as of 10/31/01 ($)
         Class A                7.92
         Class B                7.82
         Class C                7.80
         Class Z                7.95
Liberty Tax-Managed Value Fund
Net asset value per share as of 10/31/01 ($)
         Class A               11.40
         Class B               11.22
         Class C               11.22
         Class Z               11.46


Not FDIC Insured

May Lose Value

No Bank Guarantee

Economic and market conditions can change frequently. There is no assurance that trends described herein will continue or commence.

photo of C. Frazier Evans

Special Economic Commentary

C. FRAZIER EVANS HAS MORE THAN 30 YEARS OF INVESTMENT EXPERIENCE AT LIBERTY FUNDS GROUP, WHERE HE HAS HELD POSITIONS AS DIRECTOR OF INVESTMENT RESEARCH AND PORTFOLIO MANAGER OF SEVERAL EQUITY FUNDS. HE HAS HELD THE TITLE OF SENIOR ECONOMIST FOR THE PAST 15 YEARS.

A NATION WONDERS - HOW LONG A RECESSION?
Since the tragic events of September 11, investors have been watching for indications as to the severity of the economic impact. Some aspects of economic activity have been surprisingly resilient, such as auto sales and housing starts. On the other hand, the blow to confidence has been enough to leave the level of overall activity below that which prevailed at the end

--------------------------------------------------------------------------------
"Although the market could certainly experience significant volatility around adverse economic and political news, a longer-term horizon might suggest a more positive prospect."
--------------------------------------------------------------------------------

of August. The clearest damage has been to travel-related industries such as transportation, lodging, meals, entertainment and recreation, which together account for almost 6% of gross domestic product (GDP). All things considered, the scenario may be a recession that began in March and extends through the first quarter of next year. A 12-month recession would be about average in historic terms. Past recessions have ranged from six to 16 months.

An early end to the projected recession could result from the unprecedented level of stimulus currently being applied to the economy. Nine months of rate reductions from the Federal Reserve have been followed by further injections of liquidity in the aftermath of the attack. On the fiscal side, the Bush tax cuts, which were already in place, are to be extended with an additional stimulus program. It is hard to conceive that this combination of monetary and fiscal stimulus will not result in some acceleration of economic activity by spring of next year.

ACTIVITY IN BOND MARKETS REFLECTED POSSIBILITY OF A SHORT RECESSION
Fixed income securities have begun to reflect this outlook. Short-term interest rates have declined to 42-year lows, as monetary easing confronts an initially slack economy. On the other hand, long-term bond yields have moved sideways, as the bond market balances the positive effects of a likely decline in inflation next year with the reappearance of a deficit in federal budget projections. The Treasury market will have difficulty making much progress in the face of a probable economic recovery next year. An exception to this overall view may be the corporate bond market, where the spread between yields on high yield corporates and 10-year Treasuries has widened to historically high levels. Should confidence in the economic recovery begin to build, we would expect this part of the bond market to rally.

ARE WE AT A LOW POINT IN THE MARKET CYCLE?
Equity investors responded to the prevailing uncertainty by liquidating a record $30 billion from equity funds in September. While this is understandable, it is nonetheless the case that past instances of extreme investor pessimism have often marked low points in the market cycle. The current

--------------------------------------------------------------------------------
"All things considered, the scenario may be a recession that began in March and extends through the first quarter of next year."
--------------------------------------------------------------------------------

period is unusual, in that equity funds experienced net liquidations for the three months ending September 30. The last time that happened over three months was the period ending September 1990. While history may not repeat itself, the stock market bottomed in October 1990.

Special Economic Commentary

WHY DO P/E RATIOS STILL SEEM HIGH?
Some investors are concerned that although stock prices are down substantially from their highs, the price-to-earnings ratio of the market still seems relatively high. It is not unusual for p/e ratios to seem high at this stage of the market cycle. This is because stocks often rise in anticipation of economic recovery while their current earnings are still depressed. Thus it is helpful to reassess stocks' valuations in light of their normal level of profitability, in which case the market may not seem as expensive.

It is also worth noting that the stock market's p/e has been biased upward for some time by the very high valuations accorded the technology sector. As of mid-November, the p/e of the S&P 500 Index on consensus 12-month forward estimated earnings was 22.7. That number, however, resulted from the blend of 19% of the index representing the technology sector, still carrying a lofty p/e of 54, with the remaining 81% of the index selling at a p/e multiple of about 18.


LOOKING FORWARD
In short, although the market could certainly experience significant volatility around adverse economic and political news, a longer-term horizon might suggest more positive prospects. The current economic, psychological and valuation framework for the market is one that has been characteristic of market opportunity in the past.

Although historic patterns are made to be broken, it may be of some solace to note that the market has now entered the November through April period. Over the past 30 years, the six months ending April 30 have averaged an 8.9% gain, in contrast to the May through October period, where on average the stock market has managed only a 0.3% increase.


The opinions expressed are those of the contributor and are subject to change.

Economic and market conditions can change frequently. There is no assurance that the trends described here will continue or that the forecasts will come to pass. International investing may pose special risks due to currency exchange rate fluctuations, as well as political, economic and social developments. Investing in smaller stocks may include liquidity risks as well. Bond investing may pose special risks associated with changes in interest rates and changes in the financial strength of issuers of lower-rated bonds.

FOR C. FRAZIER EVANS' MONTHLY MARKET COMMENTARY VISIT LIBERTYFUNDS.COM

Returns without a tax bite

NO NEW TAXES
In keeping with our funds' objective, we have again achieved returns without passing taxable distributions to our shareholders. For those keeping track, this marks the tenth consecutive report -- for Liberty Tax-Managed Growth Fund, the eldest in our tax-managed family -- in which we have reported that there would be no payment of taxable distributions. We want to remind you that we can't guarantee this will always be the case, but we are proud of our "non-taxing" track record and will strive to continue the streak.


              AVERAGE ANNUAL TOTAL RETURN,
            CLASS A SHARES WITH SALES CHARGE
          FOR THE YEAR THAT ENDED 10/31/01 (%)

                                     1-YEAR     LIFE
---------------------------------------------------------
LIBERTY TAX-MANAGED AGGRESSIVE GROWTH FUND (SINCE 8/1/00)
 RETURN BEFORE TAXES                  -46.53    -36.18
 RETURN AFTER TAXES ON DISTRIBUTIONS  -46.53    -36.18
 RETURN AFTER TAXES ON DISTRIBUTIONS
     AND SALE OF FUND SHARES          -28.34    -28.59
 S&P MIDCAP 400 INDEX*                -12.45     -5.33
---------------------------------------------------------
LIBERTY TAX-MANAGED GROWTH FUND (SINCE 12/30/96)
 RETURN BEFORE TAXES                  -34.98      3.58
 RETURN AFTER TAXES ON DISTRIBUTIONS  -34.98      3.58
 RETURN AFTER TAXES ON DISTRIBUTIONS
   AND SALE OF FUND SHARES            -21.30      2.90
 S&P 500 INDEX*                       -24.89      9.21
---------------------------------------------------------
LIBERTY TAX-MANAGED GROWTH FUND II (SINCE 3/7/00)
 RETURN BEFORE TAXES                  -35.35    -24.97
 RETURN AFTER TAXES ON DISTRIBUTIONS  -35.35    -24.97
 RETURN AFTER TAXES ON DISTRIBUTIONS
     AND SALE OF FUND SHARES          -21.53    -19.58
   S&P 500 INDEX*                     -24.89    -13.09
---------------------------------------------------------
LIBERTY TAX-MANAGED VALUE FUND (SINCE 6/1/99)
 RETURN BEFORE TAXES                   -5.83     -4.47
 RETURN AFTER TAXES ON DISTRIBUTIONS   -5.83     -4.47
 RETURN AFTER TAXES ON DISTRIBUTIONS
   AND SALE OF FUND SHARES             -3.55     -3.55
 S&P 500 INDEX*                       -24.89     -7.04
---------------------------------------------------------


* Index performance for the "life" category begins on the last day of the month closest to inception of the fund. For example, if the inception date is March 7, 2000, then index performance is from February 29, 2000.

Indexes do not reflect any deduction for fees, expenses or taxes. After-tax returns are shown for class A shares only; after-tax returns for other share classes will vary.


The chart on this page offers a comparison between pre-tax and after-tax returns for the Liberty line of tax-managed products. As you can see, the after-tax performance retained the full percentage return of the pre-tax numbers for the time periods shown.

The returns assume that shares were held through the end of the period. In this case, total returns after taxes are the same as the pre-tax returns because none of the funds distributed taxable gains during the period. AS INDICATED ON THE CHART, HAD YOU SOLD YOUR SHARES AT THE END OF THE PERIOD, YOU MAY HAVE REALIZED A CAPITAL GAIN (OR LOSS) AND YOUR AFTER-TAX RETURN, AFTER PAYING FEDERAL INCOME TAX (OR DEDUCTING A LOSS), WOULD HAVE BEEN DIFFERENT.

While we are pleased with the funds' tax efficiency to date, this may not always be the case. In the future, the funds may have to distribute taxable income and capital gains from time to time. In addition, market conditions may limit the funds' ability to generate tax losses or to avoid dividend income. Excessive shareholder redemptions may also require the funds to sell securities and realize gains. Finally, the ability to use certain tax-management techniques may be curtailed or eliminated in the future by tax legislation, regulations, administrative interpretations or court decisions.


Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the historically highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Managers' Report - Liberty Tax-Managed Aggressive Growth Fund


This fund invests primarily in stocks of small- and mid-capitalization companies in seeking long-term capital growth while reducing shareholder exposure to taxes.

Top 10 holdings as of 10/31/01 (%)
Arthur J. Gallagher & Co.          2.5
Cox Radio, Class A                 2.5
Investors Financial Services       2.4
Plexus                             2.3
Health Management Associates,
     Class A                       2.2
Devon Energy                       2.2
Pogo Producing                     2.2
Four Seasons Hotels                2.2
Brinker International              2.2
Fidelity National Financial        2.2

Portfolio holdings are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings in the future.



Bought
We traded out of MICREL INC. (2.1% of net assets) and sold it for a loss that could be used to offset future tax liabilities. We bought the stock back at lower prices approximately seven weeks later. We've used this strategy with other attractive opportunities in the semiconductor industry -- issues that can be volatile due to their cyclical nature. We continue to look for opportunities to be tax efficient in volatile industries, such as semiconductor manufacturing.


Sold
We eliminated our position in CELERA GENOMICS, in order to post a tax loss to offset future gains. We then initiated investments in other biotechnology companies, including InterMune (1.7% of net assets), in order to maintain exposure to this attractive long-term high-growth industry.

A TOUGH YEAR IN THE MARKET
The stock market struggled during Liberty Tax-Managed Aggressive Growth Fund's fiscal year. Growth stocks suffered the most from softening economic conditions. In addition, dramatically reduced spending on technology and tighter access to capital contributed to a market in which growth stocks declined. During the 12-month period that ended October 31, 2001, the fund declined 43.28% (class A shares, unadjusted for sales charge), compared to the negative 12.45% performance of its benchmark, the S&P MidCap 400 Index. The index includes a significant number of value stocks, while the fund, by its nature, typically invests in growth stocks.

A MARKET-- AND ECONOMY--STOPPED IN ITS TRACKS
No event during the 12-month period had more of an impact than the terrorist attacks of September 11. Prior to that point, we had worked to rotate the fund from a relatively defensive posture to one in which the fund would be well positioned to benefit from an economic recovery. In doing so, we sought to balance the fund between stocks that offered potential stability - reflecting the economic realities of dormant business spending and rising unemployment - with more aggressive, high-growth holdings. However, all expectations of a rebound were put on hold after September 11. In the wake of the attacks, the more economically sensitive holdings within the portfolio suffered, including consumer discretionary stocks like leather-goods retailer Coach Inc.(1) The tragedies also brought travel to a near standstill and curtailed consumer spending drastically. In response, the fund's travel-related investments declined. For example, the share price of Four Seasons Hotels


-------------------------
1 Holdings are disclosed as a percentage of net assets as of October 31, 2001 and are subject to change: COACH INC. (1.9%), FOUR SEASONS HOTELS (2.2%), CONSTELLATION BRANDS (1.2%), PROVINCE HEALTHCARE (1.7%) and PHILADELPHIA CONSOLIDATED (1.3%).

fell significantly. (1) However, we maintained our investment in this firm because we like the company's competitive positioning and believe it still stands to benefit from an eventual economic rebound.


A LOOK INSIDE THE PORTFOLIO
Throughout the year, we worked to balance the fund between selective high growth opportunities and other more stable growth stocks in sectors such as health care, finance and consumer staples. Overall, a consistently overweighted position in financials and consumer staples stocks helped performance. Within consumer staples, beverage firm Constellation Brands (1) attracted investors with a steady growth profile. Another of our holdings, rural hospital provider Province Healthcare, (1) was helped by improved pricing and ongoing consolidation within its industry. Philadelphia Consolidated, (1) a specialty insurance provider, also benefited from an improved pricing environment.

Of special importance, the fund paid out no taxable distributions again this year, maintaining its record of no taxable distributions since inception. We took advantage of a very tough environment for aggressive growth stocks to sell stocks at a loss and swap into more attractively priced holdings in the same industries if the market presented the opportunity. With sharp declines in equity prices, we have actively harvested tax losses to minimize future tax liabilities. This approach should help the fund maintain a high level of tax efficiency when the stock market eventually recovers.

OCTOBER SHOWED SIGNS OF IMPROVEMENT
Several factors helped the stock market rebound in October. Travel spending picked up, including sales for cruise lines. Spurred by zero percent financing, automobile sales reached record levels. As investors became more optimistic about the economy and the future of corporate earnings, we started to see a move back into some sectors that had been beaten up over the past year. The technology sector began to look as if it has stabilized, with evidence that demand has evened out and inventories have been worked down.

AN EVENTUAL RECOVERY EXPECTED
It appears that volatility and negative economic growth rates will continue for the next three to six months, although the events of September 11 may have served to push equity markets to their bottom more quickly. We expect that recovery may be delayed by at least a quarter. But thanks to continued cuts in short-term interest rates by the Federal Reserve Board and the stimulus package being worked on by Congress, recovery may be more aggressive when it comes than we had previously anticipated.

Some sectors, including technology, may come back into favor and we have taken a more aggressive position with semiconductor manufacturers. In our opinion, these companies should be ready to thrive if the recovery does begin.

As the economy recovers, we plan to move further into economically sensitive sectors that could benefit from renewed growth, including retail and technology. Regardless of when recovery occurs, we will continue to look for quality companies with the potential for a strong annual rate of growth.


    /s/ William M. Garrison      /s/ Steve D. Hayward

    William M. Garrison          Steve D. Hayward


William M. Garrison and Steve D. Hayward are the portfolio managers for Liberty Tax-Managed Aggressive Growth Fund. Bill Garrison joined Stein Roe & Farnham Incorporated in 1989 and currently serves as the portfolio manager for another Stein Roe fund. Steve Hayward joined Stein Roe in 1999 and manages other Stein Roe funds. Prior to joining Stein Roe, Steve was vice president of investments for M&I Investment Management from 1993 to 1999.


Small- and mid-cap stocks can present special risks including greater price volatility than stocks of larger, more established companies.

The fund's approach offers the potential for long-term growth, but also involves the possibility of losses due to the sensitivity of growth stocks to changes in current or expected earnings.

Tax-reduction techniques are used only if the fund's advisor believes they will not materially impact the fund's pre-tax return. The fund expects it may distribute taxable income and capital gains from time to time. Market conditions may limit the fund's ability to generate tax losses or to avoid dividend income. The ability to use certain tax-management techniques may be curtailed or eliminated in the future by tax legislation, regulations, administrative interpretations or court decisions.

Performance Information - Liberty Tax-Managed Aggressive Growth Fund

Value of a $10,000 investment 8/1/00 - 10/31/01

Performance of a $10,000 investment
8/1/00 - 10/31/01 ($)

                without   with
                sales     sales
                charge    charge
--------------------------------
Class A         6,048      5,699
--------------------------------
Class B         5,997      5,757
--------------------------------
Class C         5,997      5,997
--------------------------------
Class Z         6,066      n/a
--------------------------------

Line Chart:

          Class A shares  Class A shares
            without          with
          sales charge    sales charge      S&P MidCap 400
8/2000        10000          9425           10000
              11648         10978.2         11117
              11708.6       11035.3         11041.4
              10664.2       10051           10667.1
               8335.11       7855.84         9861.73
               8913.57       8401.04        10616.2
               9500.08       8953.83        10852.9
               7722.62       7278.57        10233.2
               6756.52       6368.02         9472.87
               7342.98       6920.76        10517.7
               7515.54       7083.4         10762.8
               7808.65       7359.65        10719.7
               7333.88       6912.18        10560
               6841.78       6448.38        10214.7
               5814.83       5480.48         8943.99
10/2001        6048          5699            9339.32


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance does not guarantee future investment results. Returns and value of an investment may vary resulting in a gain or loss on sale. The S&P MidCap 400 Index tracks the performance of mid-capitalization US stocks. Unlike the fund, an index is not an investment, does not incur fees or expenses, and is not professionally managed. Securities in the fund may not match those in an index. It is not possible to invest directly in an index. Index performance is from July 31, 2000.

Average annual total return as of 10/31/01 (%)

Share class             A                   B              C               Z
Inception date       8/1/00              8/1/00         8/1/00          8/1/00
-------------------------------------------------------------------------------
                without     with     without  with    without  with     without
                sales       sales    sales    sales   sales    sales    sales
                charge      charge   charge   charge  charge   charge   charge

1-year          -43.28      -46.53   -43.68   -46.50  -43.68   -44.24   -43.17
--------------------------------------------------------------------------------
Life            -33.07      -36.18   -33.53   -35.66  -33.53   -33.53   -32.92
--------------------------------------------------------------------------------

Average annual total return as of 9/30/01 (%)

Share class             A                    B             C               Z
-------------------------------------------------------------------------------
                without     with     without  with    without  with     without
                sales       sales    sales    sales   sales    sales    sales
                charge      charge   charge   charge  charge   charge   charge
-------------------------------------------------------------------------------
1-year          -50.33      -53.19   -50.74   -53.20  -50.74   -51.23   -50.18
-------------------------------------------------------------------------------
Life            -37.15      -40.27   -37.63   -39.78  -37.63   -37.63   -36.99
-------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter -0% and the class C contingent deferred sales charge of 1% for the first year only.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

Portfolio Managers' Report - Liberty Tax-Managed Growth Funds

Subadvised by a team of investment professionals at Stein Roe Investment Counsel LLC, each fund invests primarily in large- and mid-cap stocks in seeking long-term capital growth while reducing shareholder exposure to taxes.

Liberty Tax-Managed Growth Fund
Top 10 holdings as of 10/31/01 (%)
Citigroup                          3.9
Philip Morris Companies            3.2
Tyco International                 3.1
American International Group       3.1
Fannie Mae                         3.0
Procter & Gamble                   3.0
Texas Instruments                  2.9
PepsiCo                            2.7
General Electric                   2.7
Exxon Mobil                        2.6



Liberty Tax-Managed Growth Fund II
Top 10 holdings as of 10/31/01 (%)
Tyco International                 3.5
Citigroup                          3.3
Procter & Gamble                   3.2
Fannie Mae                         3.2
Philip Morris Companies            3.0
International Paper                3.0
Bank of America                    3.0
American International Group       2.9
Exxon Mobil                        2.9
Texas Instruments                  2.8

Portfolio holdings are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings in the future.


During the 12-month period that ended October 31, 2001, Liberty Tax-Managed Growth Fund declined 31.01% (class A shares, unadjusted for sales charge) and Liberty Tax-Managed Growth Fund II declined 31.43% (class A shares, unadjusted for sales charge). Both funds lagged the negative 24.89% return of the S&P 500 Index. In comparison to its peers, Liberty Tax-Managed Growth Fund performed better. The Morningstar(R) LargeCap Growth Category posted a return of negative 38.92% for this 12-month period. (1) Performance of Liberty Tax-Managed Growth Fund II was weak when compared to the 12-month return of its peer group. The Morningstar(R) Large Blend Category posted a return of negative 25.37% for the 12 months.

Throughout the period, signs of a weakening economy undermined corporate profits and investor confidence, interrupting the extended bull market that characterized most of the last decade. An aggressive monetary policy from the Federal Reserve Board and fiscal stimulus in the form of consumer tax cuts provided optimism that the economy was poised for a recovery. However, the tragic events of September 11 have pushed the economy toward recession.

The funds lagged the broad market due to their growth focus. In the past year, growth stocks have tended to underperform broad market


----------------------
1 (C)2001 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The infor mation contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

indexes like the S&P 500. Despite our underweighting relative to the S&P 500 in technology stocks, investments in that sector continued to hurt overall investment performance. Liberty Tax-Managed Growth Fund was able to perform better than its peers because the fund lies on the conservative end of the growth spectrum, a good place to be during this difficult environment.


TAX EFFICIENCY REMAINED HIGH
The funds did not pay out any taxable distributions again this year, maintaining their record of no taxable distributions since inception. With sharp declines in equity prices, we actively have harvested tax losses to limit future tax liabilities. This approach should help the funds maintain a high level of tax efficiency when the stock market eventually recovers.

PORTFOLIO ADJUSTED WITHIN A CHANGING ENVIRONMENT
Responding to a less favorable near-term outlook, we carefully re-examined the investment merits of each stock. We sold or reduced holdings in companies whose fundamental outlook deteriorated significantly, replacing them with attractively valued stocks better suited for the current environment. The net effect was a more defensive bias, while retaining significant exposure to stocks that could benefit from an eventual economic recovery.

For example, a negative outlook for advertising spending led us to reduce investments in broadcast and media stocks. We also lowered exposure to the capital goods sector through sales of Dover, United Technologies and Symbol Technologies. In turn, we increased the funds' weightings in health care stocks, which offer strong longer-term growth prospects and less economic sensitivity. Purchases here included Abbott Laboratories and Express Scripts.(2) We also added PepsiCo and Procter & Gamble.(2) Each of these latter two companies has a strong global brand franchise, and has met or beat earnings estimates in spite of the weak econ omy. In addition, they present above-average longer-term earnings growth prospects, and offer an attractively valued share price.

We also added investments in finance, energy and communications services. Finance stocks, particularly in the insurance industry, offered opportunity in the wake of the World Trade Center disaster. We believe the new companies chosen for the portfolios are not as sensitive to the economy as many other companies and should benefit from rising demand and improved pricing. The energy and communications investments we've targeted offer defensive characteristics as well as the potential for growth within an improving economic environment. Recently, we also added to our existing technology holdings to take advantage of depressed stock prices, early signs of stabilizing fundamentals and above-average long-term growth prospects. We maintained an overweighted position in consumer cyclical stocks, believing that the spending downturn should be short-lived and followed by a sharper recovery than previously expected.



------------------------
2 Holdings are disclosed as a percentage of net assets as of October 31, 2001, and are subject to change: ABBOTT LABORATORIES (2.1% in Growth, 2.1% in Growth II) and EXPRESS SCRIPTS (1.3% in Growth, 1.4% in Growth II), PEPSICO (2.7% in Growth, 2.6% in Growth II) and PROCTER & Gamble (3.0% in Growth, 3.2% in Growth II).

BETTER TIMES AHEAD?
The critical issue for investors is where the market is heading. History shows that recessions invariably have been followed by recovery -- and that stocks have risen ahead of an economic recovery and improvement in corporate profits. We believe the composition of the portfolios -- comprising high-quality growth companies supplemented with carefully selected defensive positions -- should help the funds ride out the current economic storm while positioning them to benefit from an eventual recovery.



/s/ William M. Hughes
William M. Hughes



/s/ Stephen Berman
Stephen Berman

William M. Hughes and Stephen Berman are senior equity analysts at Stein Roe Investment Counsel, LLC and are members of the eight-person investment management team for Liberty Tax-Managed Growth Fund and Liberty Tax-Managed Growth Fund II.




The fund's approach offers the potential for long-term growth, but also involves the possibility of losses due to the sensitivity of growth stocks prices to changes in current or expected earnings.

Tax-reduction techniques are used only if the fund's advisor believes they will not materially impact the fund's pre-tax return. The fund expects it may distribute taxable income and capital gains from time to time. Market conditions may limit the fund's ability to generate tax losses or to avoid dividend income. The ability to use certain tax-management techniques may be curtailed or eliminated in the future by tax legislation, regulations, administrative interpretations or court decisions.

sidebar:

Bought
CENTURY TEL (2.1% of net assets in Growth, 2.0% of net assets in Growth II) is a rural telephone service provider that appears to be undergoing an earnings turnaround. The company faces less intense competition than larger regional telephone companies operating in major urban markets, and offers an appealing projected earnings growth rate.


Bought
KOHL'S (2.0% of net assets in Growth, 2.1% of net assets in Growth II) is a leading retailer with a strong management team. Kohl's has gained market share despite subdued consumer spending, by offering both the low cost structure of a discount store and the popular brands of a department store.

Performance Information - Liberty Tax-Managed Growth Fund


Value of a $10,000 investment 12/30/96 - 10/31/01

Performance of a $10,000 investment 12/30/96 - 10/31/01 ($)

                without     with
                sales       sales
                charge      charge
----------------------------------
Class A         12,579      11,856
----------------------------------
Class B         12,123      11,923
----------------------------------
Class C         12,113      12,113
----------------------------------
Class E         12,530      11,966
----------------------------------
Class F         12,133      11,933
----------------------------------
Class Z         12,659      n/a
----------------------------------

Line Chart:

                                Class A shares    Class A shares
                                   without              with           S&P 500
                                 sales charge       sales charge        Index

12/30/1996                           10000              9425            10000
12/30/1996 - 12/31/1996               9960              9387.3          10000
01/01/1997 - 01/31/1997              10386.3            9789.08         10624
02/01/1997 - 02/28/1997              10227.4            9639.3          10707.9
03/01/1997 - 03/31/1997               9672.03           9115.89         10268.9
04/01/1997 - 04/30/1997               9959.29           9386.63         10880.9
05/01/1997 - 05/31/1997              10723.2           10106.6          11545.8
06/01/1997 - 06/30/1997              11239             10592.7          12059.5
07/01/1997 - 07/31/1997              12131.3           11433.8          13018.3
08/01/1997 - 08/31/1997              11595.1           10928.4          12289.2
09/01/1997 - 09/30/1997              12348.8           11638.8          12961.5
10/01/1997 - 10/31/1997              11942.5           11255.8          12528.6
11/01/1997 - 11/30/1997              12220.8           11518.1          13108.6
12/01/1997 - 12/31/1997              12389.4           11677            13334.1
01/01/1998 - 01/31/1998              12627.3           11901.2          13480.8
02/01/1998 - 02/28/1998              13499.9           12723.6          14452.7
03/01/1998 - 03/31/1998              14085.8           13275.8          15192.7
04/01/1998 - 04/30/1998              14075.9           13266.5          15347.7
05/01/1998 - 05/31/1998              13728.2           12938.8          15083.7
06/01/1998 - 06/30/1998              14035.7           13228.7          15696.1
07/01/1998 - 07/31/1998              13926.2           13125.5          15529.7
08/01/1998 - 08/31/1998              11674.4           11003.1          13285.7
09/01/1998 - 09/30/1998              12428.5           11713.9          14137.3
10/01/1998 - 10/31/1998              13281.1           12517.5          15285.2
11/01/1998 - 11/30/1998              14204.2           13387.4          16211.5
12/01/1998 - 12/31/1998              15047.9           14182.6          17145.3
01/01/1999 - 01/31/1999              15227             14351.4          17862
02/01/1999 - 02/28/1999              15029             14164.9          17306.5
03/01/1999 - 03/31/1999              15742.9           14837.7          17998.7
04/01/1999 - 04/30/1999              16079.8           15155.2          18695.3
05/01/1999 - 05/31/1999              15732.5            14827.9         18254.1
06/01/1999 - 06/30/1999              17002.1            16024.5         19263.5
07/01/1999 - 07/31/1999              16575.3            15622.3         18664.4
08/01/1999 - 08/31/1999              16456              15509.8         18571.1
09/01/1999 - 09/30/1999              16148.3            15219.7         18062.3
10/01/1999 - 10/31/1999              17051              16070.5         19205.6
11/01/1999 - 11/30/1999              17240.2            16248.9         19595.5
12/01/1999 - 12/31/1999              19274.6            18166.3         20747.7
01/01/2000 - 01/31/2000              18341.7            17287           19706.2
02/01/2000 - 02/29/2000              18510.4            17446.1         19333.7
03/01/2000 - 03/31/2000              19532.2            18409.1         21224.6
04/01/2000 - 04/30/2000              18719.7            17643.3         20585.7
05/01/2000 - 05/31/2000              17826.7            16801.7         20163.7
06/01/2000 - 06/30/2000              18709.2            17633.4         20659.7
07/01/2000 - 07/31/2000              18669.9            17596.3         20337.4
08/01/2000 - 08/31/2000              19900.2            18755.9         21600.4
09/01/2000 - 09/30/2000              18907.2            17820           20459.9
10/01/2000 - 10/31/2000              18232.2            17183.8         20373.9
11/01/2000 - 11/30/2000              16130              15202.6         18768.5
12/01/2000 - 12/31/2000              16318.8            15380.4         18860.4
01/01/2001 - 01/31/2001              17459.4            16455.5         19530
02/01/2001 - 02/28/2001              15366              14482.5         17750.8
03/01/2001 - 03/31/2001              14166              13351.4         16627.2
04/01/2001 - 04/30/2001              15187.3            14314           17917.4
05/01/2001 - 05/31/2001              15128.1            14258.2         18037.5
06/01/2001 - 06/30/2001              14821              13968.8         17599.2
07/01/2001 - 07/31/2001              14672.8            13829.1         17426.7
08/01/2001 - 08/31/2001              13680.9            12894.2         16337.5
09/01/2001 - 09/30/2001              12182.8            11482.3         15019.1
10/01/2001 - 10/31/2001              12579              11856           15306


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance does not guarantee future investment results. Returns and value of an investment may vary resulting in a gain or loss on sale. The S&P 500 Index tracks the performance of 500 large-capitalization US stocks. Unlike the fund, an index is not an investment, does not incur fees or expenses, and is not professionally managed. Securities in the fund may not match those in an index. It is not possible to invest directly in an index. Index performance is from December 31, 1996.

Average annual total return as of 10/31/01 (%)

Share class           A                 B                 C                 E                 F             Z
Inception date     12/30/96          12/30/96          12/30/96          12/30/96          12/30/96       1/11/99
------------------------------------------------------------------------------------------------------------------
                without   with    without   with    without   with    without   with    without   with    without
                sales     sales   sales     sales   sales     sales   sales     sales   sales     sales   sales
                charge    charge  charge    charge  charge    charge  charge    charge  charge    charge  charge
------------------------------------------------------------------------------------------------------------------
1-year          -31.01    -34.98  -31.54    -34.96  -31.60    -32.28  -31.13    -34.23  -31.56    -34.98  -30.88
-------------------------------------------------------------------------------------------------------------------
Life              4.86      3.58    4.06      3.70    4.04      4.04    4.77      3.78    4.08      3.72    5.00
-------------------------------------------------------------------------------------------------------------------

Average annual total return as of 9/30/01 (%)

Share class           A                 B                 C                 E                 F             Z
------------------------------------------------------------------------------------------------------------------
                without   with    without   with    without   with    without   with    without   with    without
                sales     sales   sales     sales   sales     sales   sales     sales   sales     sales   sales
                charge    charge  charge    charge  charge    charge  charge    charge  charge    charge  charge
------------------------------------------------------------------------------------------------------------------
1-year          -35.57    -39.28  -36.02    -39.21  -36.07    -36.71  -35.56    -38.46  -35.93    -39.13  -35.42
-------------------------------------------------------------------------------------------------------------------
 Life             4.24      2.95    3.46      3.09    3.45      3.45    4.19      3.18    3.48      3.11    4.39
-------------------------------------------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, 4.5% for class E shares and the appropriate class B and class F contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter
- 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

Class Z share performance information includes returns for the fund's class A shares (as its expense structure more closely resembles that of the newer class) for periods prior to the inception of the newer class shares. The class A share performance was not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A and class Z shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the class Z shares would have been higher.

Performance Information - Liberty Tax-Managed Growth Fund II


Value of a $10,000 investment
3/7/00 - 10/31/01

Performance of a $10,000 investment
3/7/00 - 10/31/01 ($)

                without    with
                sales      sales
                charge     charge
--------------------------------
Class A         6,600      6,222
--------------------------------
Class B         6,517      6,256
--------------------------------
Class C         6,500      6,500
--------------------------------
Class Z         6,625      n/a
--------------------------------


Line Chart:

                                Class A shares    Class A shares
                                   without              with           S&P 500
                                 sales charge       sales charge        Index

03/07/2000                            10000             9425           10000
03/07/2000 - 03/31/2000               10450             9849.13        10978
04/01/2000 - 04/30/2000                9858.53          9291.66        10647.6
05/01/2000 - 05/31/2000                9441.51          8898.63        10429.3
06/01/2000 - 06/30/2000                9866.38          9299.07        10685.8
07/01/2000 - 07/31/2000                9883.16          9314.87        10519.2
08/01/2000 - 08/31/2000               10492             9888.67        11172.4
09/01/2000 - 09/30/2000               10016.7           9440.71        10582.5
10/01/2000 - 10/31/2000                9625.02          9071.58        10538
11/01/2000 - 11/30/2000                8516.22          8026.54         9707.64
12/01/2000 - 12/31/2000                8666.1           8167.8          9755.21
01/01/2001 - 01/31/2001                9265.8           8733.01        10101.5
02/01/2001 - 02/28/2001                8090.89          7625.67         9181.27
03/01/2001 - 03/31/2001                7499.45          7068.23         8600.1
04/01/2001 - 04/30/2001                8074.66          7610.36         9267.46
05/01/2001 - 05/31/2001                8007.64          7547.2          9329.56
06/01/2001 - 06/30/2001                7832.27          7381.92         9102.85
07/01/2001 - 07/31/2001                7732.02          7287.43         9013.64
08/01/2001 - 08/31/2001                7207.01          6792.61         8450.29
09/01/2001 - 09/30/2001                6457.48          6086.18         7768.35
10/01/2001 - 10/31/2001                6600             6222            7917



MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance does not guarantee future investment results. Returns and value of an investment may vary resulting in a gain or loss on sale. The S&P 500 Index tracks the performance of 500 large-capitalization US stocks. Unlike the fund, an index is not investment, does not incur fees or expenses, and is not professionally managed. Securities in the fund may not match those in an index. It is not possible to invest directly in an index. Index performance is from February 29, 2000.


Average annual total return as of 10/31/01 (%)

Share class                A                    B                   C                Z
Inception date           3/7/00               3/7/00             3/7/00            3/7/00
-----------------------------------------------------------------------------------------
                    without     with     without    with     without     with     without
                    sales       sales    sales      sales    sales       sales    sales
                    charge      charge   charge     charge   charge      charge   charge
-----------------------------------------------------------------------------------------
1-year              -31.43      -35.35   -32.06     -35.46   -32.17      -32.85   -31.35
-----------------------------------------------------------------------------------------
Life                -22.24      -24.97   -22.83     -24.72   -22.95      -22.95   -22.06
-----------------------------------------------------------------------------------------


Average annual total return as of 9/30/01 (%)

Share class                A                    B                   C                Z
-----------------------------------------------------------------------------------------
                    without     with     without    with     without     with     without
                    sales       sales    sales      sales    sales       sales    sales
                    charge      charge   charge     charge   charge      charge   charge
-----------------------------------------------------------------------------------------
1-year               -35.52      -39.22   -36.06     -39.26   -36.17     -36.81   -35.47
-----------------------------------------------------------------------------------------
Life                 -24.35      -27.14   -24.91     -26.84   -25.03     -25.03   -24.22
-----------------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter -0% and the class C contingent deferred sales charge of 1% for the first year only.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

Portfolio Manager's Report - Liberty Tax-Managed Value Fund

Top 10 equity holdings as of 10/31/01 (%)
Aetna                              3.8
Procter & Gamble                   3.5
ConAgra Foods                      3.5
Sara Lee                           3.1
Berkshire Hathaway, Class A        3.0
XL Capital, Class A                2.6
Phillips Petroleum                 2.6
Boston Scientific                  2.3
Philip Morris Companies            2.3
AT&T                               2.3

Portfolio holdings are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings in the future.



Bought
We were attracted to AMR (0.9% of net assets), the parent company of American Airlines, for three reasons. First, AMR's low debt level. Relative to its industry, AMR was probably one of the least leveraged airlines. Second, AMR has a predominance of long-haul routes in its system. With passengers being asked to arrive earlier for flights, some travelers might decide that it is more efficient to travel shorter distances by alternate means. Third, AMR's main focus is on business travel, which is typically a less fickle market than leisure travel. We also believe AMR is guided by a seasoned management team that understands the nuances of the airline and travel industries.

Sold
PROVIDIAN FINANCIAL CORPORATION is a credit card company. Although we knew the company was having some operating issues, we believed that the management team in place could address those issues. In addition, we thought the stock's valuation was very compelling. However, when the company announced a greater than anticipated earnings loss, Providian's president resigned. When the company announced further operational changes, we eliminated the small position we had established. With these two announcements, our investment criteria for this firm had disappeared.


RISING TO THE CHALLENGE
Throughout this 12-month reporting period, many sectors of the stock market have experienced overall declines. Technology and other growth sectors continued to lead in this downward spiral. Although value-style investing continued to be a focus for investors, value stocks, as measured by the S&P Barra Value Index, have not escaped some of the hard hits experienced by the market's growth stocks. Yet in these tough times Liberty Tax-Managed Value Fund significantly outperformed not only its benchmark, the S&P 500 Index, but also the S&P Barra Value Index. The fund's class A shares (unadjusted for sales charge) declined only 0.09% during this 12-month period that ended October 31, 2001, compared to the negative 24.89% return of the S&P 500 Index and the negative 18.41% return of the S&P Barra Value Index.

The overall compositions of the indexes contributed to the fund's outperformance. The broad-based S&P 500 Index comprises both growth and value stocks. The S&P Barra Value Index, a subset of the S&P 500 Index, only measures value by a company's price-to-book ratio. Many of the securities considered value stocks under this definition do not match our criteria.

However, fund performance did not just benefit from the difference between compositions of its benchmarks and its portfolio. Our relative underweighting in technology also contributed to the fund's good relative performance. Our evaluations of this sector led us to conclude that the high valuations were unsupported and the fundamentals for many tech companies were deteriorating.

During this period, the fund outperformed its peers, as measured by the negative 12.04% return of the Morningstar(R) Large Value Category.(1) In this comparison, what helped performance were the fund's overweighted positions in health care and consumer staples, and underweighted positions in technology and consumer cyclicals.


A CLOSER LOOK AT PERFORMANCE
Our holding in Boston Scientific also contributed to the fund's relative performance.(2) This Massachusetts-based company manufactures medical supplies for surgical procedures. Investor concerns about the company's apparent loss of market share and legal dispute had reduced the stock's price far below that of similar medical supply companies. After extensive visits with the company's managers, we believe in the ability of its current management team to resolve these issues in a way that's beneficial to shareholders.

Weak performance from our position in The Boeing Company had an impact on overall fund performance, even though we had eliminated this position by the end of this reporting period. We were initially attracted to Boeing because of its two distinct parts: an aircraft manufacturer and a defense company. In the aftermath of the terrorist attacks of September 11, most of the US airlines reduced their schedules by 20%. Looking at the long-term picture, we believed this reduction would have a negative impact on future new plane orders. Notwithstanding our concern about this division, instead of selling off, we increased our position. After September 11, the share price dropped to approximately $28 and, in our opinion, the company's defense business alone was worth $28. However, when investor enthusiasm bolstered the share price to approximately $36, we didn't think that the company's fundamentals supported the increased valuation, so we eliminated our position.

TELECOMMUNICATIONS -- BRUISED BUT UNBOWED
We have held our positions in AT&T and Worldcom.(2) Performance from these holdings was weak this fiscal year, yet both firms did outperform the overall market.

Although we have maintained our commitment to our position in Lucent Technologies, we have to admit this holding has yet to benefit performance.(2) We knew Lucent was having troubles, and we saw it as a good sign that the company reduced its debt -- removing bankruptcy, for the time being, as an issue. Even though carriers have been reducing their capital spending, what Lucent manufactures are the basic switches needed to make phone calls. Carriers should continue to spend money on such basic equipment. As Lucent continues its turnaround process, we believe the company is likely to pare back on some of its units involved in such cutting-edge technology as DSL and optical solutions. The potential from these technologies might hold future promise, but they have been losing money in the current economic environment. While the telephone base might not be growing quickly, it has generated a good portion of the revenue fueling the rest of the company.



----------------------
1 (C)2001 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

2 Holdings are disclosed as a percentage of net assets as of October 31, 2001, and are subject to change: BOSTON SCIENTIFIC (2.3%), AT&T (2.3%), WORLDCOM (2.1%) and LUCENT TECHNOLOGIES (1.5%).

MAINTAINING OUR DEFENSIVE STRATEGY
Given the level of uncertainty in the economy after September 11, we plan to maintain our defensive strategy. Since investors tend to be forward thinkers when it comes to the stock markets, we believe that the market may have already accounted for the beginning of a recovery cycle. However, we also believe that a recovery will begin later than investors may think. In the meantime we will continue to focus on quality companies with good management teams, reasonable valuations and good yields.





/s/ Scott Schermerhorn

Scott Schermerhorn

Scott Schermerhorn is the portfolio manager for Liberty Tax-Managed Value Fund. Scott also manages or comanages other funds within the Liberty family of funds. In addition, he serves as co-leader of Liberty's Value Investment Unit.





Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

Tax-reduction techniques are used only if the fund's advisor believes they will not materially impact the fund's pre-tax return. The fund expects it may distribute taxable income and capital gains from time to time. Market conditions may limit the fund's ability to generate tax losses or to avoid dividend income. The ability to use certain tax-management techniques may be curtailed or eliminated in the future by tax legislation, regulations, administrative interpretations or court decisions.

Performance Information - Liberty Tax-Managed Value Fund


Value of a $10,000 investment 6/1/99 - 10/31/01


Performance of a $10,000 investment
6/1/99 - 10/31/01 ($)
                without          with
                sales           sales
                charge          charge
-------------------------------------
Class A         9,500           8,954
-------------------------------------
Class B         9,350           9,070
-------------------------------------
Class C         9,350           9,350
-------------------------------------
Class Z         9,550           n/a
-------------------------------------


Line Chart:

                                                    Class A shares                    Class A shares
                                     S&P 500            with           S&P Barra          without
                                      Index         sales charge        Value           sales charge

06/01/1999                            10000              9425           10000              10000
06/01/1999 - 06/30/1999               10200              9613.5         10553              10384
07/01/1999 - 07/31/1999                9732.84           9173.2         10224.8            10064.2
08/01/1999 - 08/31/1999                9358.13           8820.03        10173.7             9809.55
09/01/1999 - 09/30/1999                8641.29           8144.42         9894.92            9426
10/01/1999 - 10/31/1999                8865.97           8356.17        10521.3             9957.62
11/01/1999 - 11/30/1999                8799.47           8293.5         10734.8             9898.87
12/01/1999 - 12/31/1999                8749.32           8246.23        11366.1            10271.1
01/01/2000 - 01/31/2000                8357.35           7876.8         10795.5             9944.45
02/01/2000 - 02/29/2000                7740.57           7295.49        10591.5             9322.92
03/01/2000 - 03/31/2000                8623.77           8127.91        11627.3            10295.3
04/01/2000 - 04/30/2000                8773.83           8269.33        11277.3            10226.3
05/01/2000 - 05/31/2000                9215.15           8685.28        11046.1            10258
06/01/2000 - 06/30/2000                8723.98           8222.35        11317.9             9852.83
07/01/2000 - 07/31/2000                8607.08           8112.17        11141.3            10049.9
08/01/2000 - 08/31/2000                9089.94           8567.27        11833.2            10724.2
09/01/2000 - 09/30/2000                9123.57           8598.97        11208.4            10722.1
10/01/2000 - 10/31/2000                9506.76           8960.12        11161.3            10922.6
11/01/2000 - 11/30/2000                9440.21           8897.4         10281.8            10363.4
12/01/2000 - 12/31/2000                9982.08           9408.11        10332.2            10897.1
01/01/2001 - 01/31/2001                9940.16           9368.6         10699              11356.9
02/01/2001 - 02/28/2001                9906.36           9336.75         9724.29           10604
03/01/2001 - 03/31/2001                9564.59           9014.63         9108.75           10185.1
04/01/2001 - 04/30/2001                9697.54           9139.93         9815.59           10875.7
05/01/2001 - 05/31/2001                9880.82           9312.68         9881.35           10989.8
06/01/2001 - 06/30/2001                9614.04           9061.23         9641.23           10633.8
07/01/2001 - 07/31/2001                9864.01           9296.83         9546.75           10449.8
08/01/2001 - 08/31/2001                9813.7            9249.41         8950.08            9845.82
09/01/2001 - 09/30/2001                9446.67           8903.48         8227.81            8910.46
10/01/2001 - 10/31/2001                9500              8954            8384.96            8910.46


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance does not guarantee future investment results. Returns and value of an investment may vary resulting in a gain or loss on sale. The S&P 500 Index tracks the performance of 500 large-capitalization US stocks. The S&P Barra Value Index is constructed by dividing the stocks in the S&P 500 Index by a single attribute: price-to-book ratio. The value index contains firms with lower price-to-book ratios. Unlike the fund, an index is not an investment, does not incur fees or expenses, and is not professionally managed. Securities in the fund may not match those in an index. It is not possible to invest directly in an index. Index performance is from May 31, 1999.

Average annual total return as of 10/31/01 (%)

Share class                A                   B                    C             Z
Inception date          6/1/99              6/1/99               6/1/99         6/1/99
---------------------------------------------------------------------------------------
                  without     with     without    with      without    with     without
                  sales       sales    sales      sales     sales      sales    sales
                  charge      charge   charge     charge    charge     charge   charge
---------------------------------------------------------------------------------------
1-year            -0.09       -5.83    -0.71      -5.67     -0.71      -1.70    -0.26
---------------------------------------------------------------------------------------
Life              -2.10       -4.47    -2.74      -3.96     -2.74      -2.74    -1.89
---------------------------------------------------------------------------------------


Average annual total return as of 9/30/01 (%)

Share class                A                   B                    C             Z
---------------------------------------------------------------------------------------
                  without     with     without    with      without    with     without
                  sales       sales    sales      sales     sales      sales    sales
                  charge      charge   charge     charge    charge     charge   charge
---------------------------------------------------------------------------------------
1-year            -3.56       -2.39    -2.86      -2.14      2.86       1.86     3.92
---------------------------------------------------------------------------------------
Life              -2.40       -4.84    -3.06      -4.32     -3.06      -3.06    -2.21
---------------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter -0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

Investment Portfolio LTMAGF

October 31, 2001

COMMON STOCKS -- 93.1%              SHARES        VALUE
-------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 18.2%
DEPOSITORY INSTITUTIONS -- 1.8%
Cullen/Frost Bankers, Inc.          12,000   $  323,520
                                             ----------

FINANCIAL SERVICES -- 2.4%
Investors Financial Services Corp.   8,000      423,200
                                             ----------
INSURANCE CARRIERS -- 12.6%
ACE Ltd.                            10,000      352,500
Ambac Financial Group, Inc.          5,000      240,000
Arthur J. Gallagher & Co.           12,000      438,480
East West Bancorp, Inc.              9,000      203,310
Fidelity National Financial, Inc.   16,500      379,665
MGIC Investment Corp.                7,000      362,180
Philadelphia Consolidated
   Holding Corp. (a)                 6,000      235,140
                                             ----------
                                              2,211,275
                                             ----------
NONDEPOSITORY CREDIT INSTITUTIONS -- 1.4%
Metris Companies, Inc.              15,000      243,150
                                             ----------
-------------------------------------------------------

MANUFACTURING -- 25.7%
CHEMICALS & ALLIED PRODUCTS -- 7.3%
IDEC Pharmaceuticals Corp. (a)       5,000      299,800
InterMune, Inc. (a)                  7,000      305,690
SICOR, Inc. (a)                     10,000      187,500
Specialty Laboratories, Inc. (a)    10,000      288,100
Thoratec Corp. (a)                  10,000      195,000
                                             ----------
                                              1,276,090
                                             ----------
COMMUNICATIONS EQUIPMENT -- 4.2%
Altera Corp. (a)                    15,000      303,000
Cox Radio, Inc., Class A (a)        20,000      434,000
                                             ----------
                                                737,000
                                             ----------
ELECTRONIC COMPONENTS -- 7.3%
Micrel, Inc. (a)                    15,000      377,250
Microchip Technology, Inc. (a)       8,000      249,760
Plexus Corp. (a)                    16,000      400,000
TriQuint Semiconductor, Inc. (a)    15,000      265,200
                                             ----------
                                              1,292,210
                                             ----------
FOOD & KINDRED PRODUCTS -- 3.6%
American Italian Pasta Co. (a)       5,000      203,650
Constellation Brands, Inc.,
   Class A (a)                       5,000      205,200
The Pepsi Bottling Group, Inc.       5,000      232,400
                                             ----------
                                                641,250
                                             ----------
TRANSPORTATION EQUIPMENT -- 3.3%
A.C.L.N. Ltd. (a)                    8,000      213,840
Harley-Davidson, Inc.                8,000      362,080
                                             ----------
                                                575,920
                                             ----------


                                    SHARES        VALUE
-------------------------------------------------------
MINING & ENERGY-- 6.5%
CRUDE PETROLEUM & NATURAL GAS -- 2.1%
Ocean Energy, Inc.                  20,000   $  365,000
                                             ----------
OIL & GAS EXTRACTION -- 4.4%
Devon Energy Corp.                  10,000      383,000
Pogo Producing Co.                  14,000      382,480
                                             ----------
                                                765,480
                                             ----------
-------------------------------------------------------
PUBLIC ADMINISTRATION -- 1.9%
NATIONAL SECURITY & INTERNAL AFFAIRS -- 1.9%
Armor Holdings, Inc. (a)            14,000      339,920
                                             ----------
-------------------------------------------------------
RETAIL TRADE -- 12.2%
APPAREL & ACCESSORY STORES-- 3.6%
Coach, Inc. (a)                     12,000      334,800
Hot Topic, Inc. (a)                 12,000      303,360
                                             ----------
                                                638,160
                                             ----------
GENERAL MERCHANDISE STORES -- 0.8%
COR Therapeutics, Inc. (a)           6,000      135,180
                                             ----------
MISCELLANEOUS RETAIL -- 4.1%
Bed Bath & Beyond, Inc. (a)         12,000      300,720
Scios, Inc. (a)                      4,000       92,400
Tiffany & Co.                       14,000      327,460
                                             ----------
                                                720,580
                                             ----------
RESTAURANTS -- 3.7%
Brinker International, Inc. (a)     15,000      381,000
Buca, Inc. (a)                      20,000      271,600
                                             ----------
                                                652,600
                                             ----------
-------------------------------------------------------
SERVICES -- 23.8%
AMUSEMENT & RECREATION -- 1.3%
Harrah's Entertainment, Inc. (a)     8,000      233,040
                                             ----------
BUSINESS SERVICES -- 2.1%
Corporate Executive
   Board Co. (a)                    12,000      366,840
                                             ----------
COMPUTER RELATED SERVICES -- 2.1%
Fiserv, Inc. (a)                    10,000      371,900
                                             ----------
COMPUTER SOFTWARE -- 7.6%
Cognizant Technology Solutions
   Corp. (a)                         7,000      197,540
Precise Software
Solutions Ltd. (a)                  15,000      286,650
Retek, Inc. (a)                     10,000      203,200
SunGard Data Systems, Inc. (a)      15,000      378,000
USA Networks, Inc. (a)              15,000      276,600
                                             ----------
                                              1,341,990
                                             ----------
HEALTH SERVICES-- 6.9%
Express Scripts, Inc. (a)            5,000      204,700
Gilead Sciences, Inc. (a)            5,000      314,500
Health Management
   Associates, Inc., Class A (a)    20,000      389,800
Province Healthcare Co. (a)         11,000      303,050
                                             ----------
                                              1,212,050
                                             ----------

See notes to investment portfolio.

October 31, 2001


                                    SHARES        VALUE
-------------------------------------------------------
HOTELS, CAMPS & Lodging-- 2.2%
Four Seasons Hotels, Inc.           10,000   $  382,400
                                             ----------
PERSONAL SERVICES-- 1.6%
Steiner Leisure Ltd. (a)            15,000      281,700
                                             ----------
-------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS,
ELECTRIC, GAS & SANITARY SERVICES -- 3.0%
BROADCASTING -- 3.0%
Radio One, Inc., Class D (a)        20,000      231,000
Univision Communications, Inc.,
   Class A (a)                      12,000      300,000
                                             ----------
                                                531,000
                                             ----------
-------------------------------------------------------
WHOLESALE TRADE -- 1.8%
NONDURABLE GOODS -- 1.8%
AmerisourceBergen Corp. (a)          5,000      317,800
                                             ----------
Total Common Stocks
(cost of $18,000,793)                        16,379,255
                                             ----------

SHORT-TERM OBLIGATION -- 4.2%          PAR
-------------------------------------------------------
Repurchase agreement with SBC
Warburg Ltd., dated 10/31/01 due
11/01/01 at 2.57% collateralized by
U.S. Treasury bonds with various
maturities to 2027, market value
$772,692 (repurchase proceeds
$746,053)                         $746,000      746,000
                                             ----------
TOTAL INVESTMENTS -- 97.3%
   (cost of $18,746,793) (b)                 17,125,255
                                             ----------
OTHER ASSETS & LIABILITIES, NET -- 2.7%         465,445
-------------------------------------------------------
NET ASSETS-- 100.0%                         $17,590,700
                                            ===========

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing.

(b)  Cost for federal income tax purposes is $18,757,604.

See notes to financial statements.

Investment Portfolio LTMGF

October 31, 2001

COMMON STOCK -- 96.7%              SHARES         VALUE
-------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE-- 24.7%
DEPOSITORY INSTITUTIONS -- 5.1%
Bank of America Corp.             214,300  $ 12,641,557
J.P. Morgan Chase & Co.           352,800    12,475,008
                                           ------------
                                             25,116,565
                                           ------------
INSURANCE CARRIERS -- 14.1%
American International
   Group, Inc.                    192,375    15,120,675
Chubb Corp.                       180,000    12,294,000
Citigroup, Inc.                   421,917    19,205,662
MGIC Investment Corp.              61,730     3,193,910
The PMI Group, Inc.               175,200     9,714,840
XL Capital Ltd., Class A          117,000    10,162,620
                                           ------------
                                             69,691,707
                                           ------------
NON-DEPOSITORY CREDIT INSTITUTIONS -- 3.0%
Fannie Mae                        186,200    15,074,752
                                           ------------
Security Brokers & Dealers-- 2.5%
Lehman Brothers
   Holdings, Inc.                 197,600    12,342,096
                                           ------------
-------------------------------------------------------

MANUFACTURING -- 45.4%
CHEMICALS & ALLIED PRODUCTS -- 11.7%
Abbott Laboratories               195,417    10,353,193
Eli Lilly & Co.                   159,000    12,163,500
Johnson & Johnson                 185,082    10,718,099
Pfizer, Inc.                      238,250     9,982,675
Procter & Gamble Co.              201,000    14,829,780
                                           ------------
                                             58,047,247
                                           ------------
COMMUNICATIONS EQUIPMENT -- 2.6%
Integrated Device
   Technology, Inc. (a)           455,000    12,671,750
                                           ------------
ELECTRICAL INDUSTRIAL EQUIPMENT -- 2.7%
General Electric Co.              364,410    13,268,168
                                           ------------
ELECTRONIC COMPONENTS -- 5.1%
Texas Instruments, Inc.           505,000    14,134,950
Xilinx, Inc. (a)                  372,000    11,316,240
                                           ------------
                                             25,451,190
                                           ------------
FOOD & KINDRED PRODUCTS -- 5.9%
PepsiCo, Inc.                     276,800    13,482,928
Philip Morris Companies, Inc.     340,000    15,912,000
                                           ------------
                                             29,394,928
                                           ------------
FURNITURE & FIXTURES -- 2.1%
Masco Corp.                       530,000    10,509,900
                                           ------------
MACHINERY & COMPUTER EQUIPMENT -- 2.5%
Cisco Systems, Inc. (a)           729,700    12,346,524
                                           ------------
MEASURING & ANALYZING INSTRUMENTS -- 1.6%
Medtronic, Inc.                   190,500     7,677,150
                                           ------------
MISCELLANEOUS MANUFACTURING -- 3.1%
Tyco International Ltd.           314,800    15,469,272
                                           ------------




                                   SHARES         VALUE
-------------------------------------------------------
PAPER PRODUCTS-- 2.6%
International Paper Co.           355,000  $ 12,709,000
                                           ------------
PETROLEUM REFINING-- 3.7%
Exxon Mobil Corp.                 330,000    13,018,500
BP PLC ADR                        112,000     5,414,080
                                           ------------
                                             18,432,580
                                           ------------
PRINTING & PUBLISHING-- 1.8%
McGraw-Hill Companies, Inc.       173,000     9,096,340
                                           ------------
-------------------------------------------------------

MINING & ENERGY --1.1%
OIL & GAS EXTRACTION -- 1.1%
Nabors Industries, Inc. (a)       170,000     5,225,800
                                           ------------
-------------------------------------------------------

RETAIL TRADE -- 6.6%
APPAREL & ACCESSORY STORES -- 2.0%
Kohl's Corp. (a)                  175,000     9,731,750
                                           ------------
BUILDING, HARDWARE & GARDEN SUPPLY -- 2.1%
Home Depot, Inc.                  266,100    10,173,003
                                           ------------
GENERAL MERCHANDISE STORES -- 2.5%
Wal-Mart Stores, Inc.             242,800    12,479,920
                                           ------------
-------------------------------------------------------
SERVICES -- 9.9%
BUSINESS SERVICES -- 3.8%
Omnicom Group, Inc.                98,400     7,555,152
Sun Microsystems, Inc. (a)      1,127,800    11,447,170
                                           ------------
                                             19,002,322
                                           ------------
COMPUTER RELATED SERVICES -- 2.4%
AOL Time Warner, Inc. (a)         170,200     5,311,942
IMS Health, Inc.                  314,400     6,718,728
                                           ------------
                                             12,030,670
                                           ------------
COMPUTER SOFTWARE -- 2.4%
Microsoft Corp. (a)               206,200    11,990,530
                                           ------------
HEALTH SERVICES -- 1.3%
Express Scripts, Inc. (a)         160,000     6,550,400
                                           ------------

-------------------------------------------------------
TRANSPORTATION, COMMUNICATION,
ELECTRIC, GAS & SANITARY SERVICES -- 9.0%
BROADCASTING -- 2.3%
Fox Entertainment Group, Inc.,
   Class A (a)                    506,700    11,152,467
                                           ------------
COMMUNICATION SERVICES -- 1.6%
Sprint Corp. (PCS Group) (a)      344,000     7,671,200
                                           ------------
COMMUNICATIONS -- 1.1%
Viacom, Inc., Class B (a)         148,872     5,435,317
                                           ------------
ELECTRIC SERVICES -- 1.9%
AES Corp. (a)                     684,200     9,476,169
                                           ------------
TELECOMMUNICATIONS -- 2.1%
CenturyTel, Inc.                  330,000    10,428,000
                                           ------------
Total Common Stocks
(cost of $487,640,340)                      478,646,717
                                           ------------


See notes to investment portfolio.

October 31, 2001

SHORT-TERM OBLIGATION -- 1.5%         PAR         VALUE
-------------------------------------------------------
Repurchase agreement with SBC
Warburg Ltd., dated 10/31/01 due
11/01/01 at 2.57% collateralized by
U.S. Treasury bonds with various
maturities to 2027, market value
$7,876,076 (repurchase
proceeds $7,604,543)            $7,604,000  $ 7,604,000
                                            -----------

TOTAL INVESTMENTS -- 98.2%
    (cost of $495,244,340) (b)              486,250,717
                                            -----------
OTHER ASSETS & LIABILITIES, NET -- 1.8%       8,703,321
-------------------------------------------------------
NET ASSETS -- 100.0%                       $494,954,038
                                           ============

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing.

(b)  Cost for federal income tax purposes is $495,954,100.

      ACRONYM             NAME
        ADR    American Depositary Receipt

See notes to financial statements.

Investment Portfolio LTMGF II

October 31, 2001

COMMON STOCKS -- 97.3%              SHARES        VALUE
FINANCE, INSURANCE & REAL ESTATE-- 23.9%
DEPOSITORY INSTITUTIONS-- 4.8%
Bank of America Corp.               31,400  $ 1,852,286
J.P. Morgan Chase & Co.             32,000    1,131,520
                                           ------------
                                              2,983,806
                                           ------------

INSURANCE CARRIERS-- 13.5%
American International
   Group, Inc.                      23,287    1,830,358
Chubb Corp.                         22,000    1,502,600
Citigroup, Inc.                     44,935    2,045,441
MGIC Investment Corp.               11,300      584,662
The PMI Group, Inc.                 21,400    1,186,630
XL Capital Ltd., Class A            14,400    1,250,784
                                           ------------
                                              8,400,475
                                           ------------

NON-DEPOSITORY CREDIT INSTITUTIONS-- 3.2%
Fannie Mae                          24,485    1,982,306
                                           ------------

SECURITY BROKERS & Dealers-- 2.4%
Lehman Brothers Holdings, Inc.      23,400    1,461,564
                                           ------------

-------------------------------------------------------
MANUFACTURING -- 47.1%
CHEMICALS & ALLIED PRODUCTS-- 11.9%
Abbott Laboratories                 24,500    1,298,010
Eli Lilly & Co.                     16,400    1,254,600
Johnson & Johnson                   28,126    1,628,777
Pfizer, Inc.                        29,287    1,227,125
Procter & Gamble Co.                26,900    1,984,682
                                           ------------
                                              7,393,194
                                           ------------
COMMUNICATIONS EQUIPMENT-- 2.4%
Integrated Device
   Technology, Inc. (a)             53,200    1,481,620
                                           ------------

ELECTRICAL INDUSTRIAL EQUIPMENT-- 2.5%
General Electric Co.                42,155    1,534,864
                                           ------------

ELECTRONIC COMPONENTS-- 5.1%
Texas Instruments, Inc.             62,900    1,760,571
Xilinx, Inc. (a)                    45,340    1,379,243
                                           ------------
                                              3,139,814
                                           ------------

FOOD & KINDRED PRODUCTS-- 5.6%
PepsiCo, Inc.                       33,000    1,607,430
Philip Morris Companies, Inc.       40,400    1,890,720
                                           ------------
                                              3,498,150
                                           ------------
FURNITURE & FIXTURES-- 2.7%
Masco Corp.                         83,300    1,651,839
                                           ------------

MACHINERY & COMPUTER EQUIPMENT-- 2.5%
Cisco Systems, Inc. (a)             91,495    1,548,095
                                           ------------

MEASURING & ANALYZING INSTRUMENTS-- 1.9%
Medtronic, Inc.                     29,500    1,188,850
                                           ------------

MISCELLANEOUS MANUFACTURING-- 3.5%
Tyco International Ltd.             44,265    2,175,182
                                           ------------

                                    SHARES        VALUE
-------------------------------------------------------
PAPER PRODUCTS-- 3.0%
International Paper Co.             52,500  $ 1,879,500
                                           ------------

PETROLEUM REFINING-- 3.9%
Exxon Mobil Corp.                   46,200    1,822,590
BP PLC ADR                          13,000      628,420
                                           ------------
                                              2,451,010
                                           ------------

PRINTING & PUBLISHING-- 2.1%
McGraw-Hill Companies, Inc.         25,000    1,314,500
                                           ------------

-------------------------------------------------------
MINING & ENERGY -- 1.1%
OIL & GAS EXTRACTION-- 1.1%
Nabors Industries, Inc. (a)         22,000      676,280
                                           ------------

-------------------------------------------------------
RETAIL TRADE -- 6.7%
APPAREL & ACCESSORY STORES-- 2.1%
Kohl's Corp. (a)                    24,000    1,334,640
                                           ------------

BUILDING, HARDWARE & GARDEN SUPPLY -- 2.0%
Home Depot, Inc.                    31,690    1,211,509
                                           ------------

GENERAL MERCHANDISE STORES-- 2.6%
Wal-Mart Stores, Inc.               30,970    1,591,858
                                           ------------

-------------------------------------------------------
SERVICES -- 8.4%
BUSINESS SERVICES-- 2.1%
Sun Microsystems, Inc. (a)         129,940    1,318,891
                                           ------------

COMPUTER RELATED SERVICES-- 2.8%
AOL Time Warner, Inc. (a)           31,250      975,313
IMS Health, Inc.                    36,820      786,843
                                           ------------
                                              1,762,156
                                           ------------

COMPUTER SOFTWARE-- 2.1%
Microsoft Corp. (a)                 22,100    1,285,115
                                           ------------

HEALTH SERVICES-- 1.4%
Express Scripts, Inc. (a)           21,000      859,740
                                           ------------

-------------------------------------------------------
TRANSPORTATION, COMMUNICATION,
ELECTRIC, GAS & SANITARY SERVICES-- 10.1%
BROADCASTING-- 3.4%
Fox Entertainment Group, Inc.,
   Class A (a)                      58,400    1,285,384
Univision Communications, Inc.,
   Class A (a)                      33,030      825,750
                                           ------------
                                              2,111,134
                                           ------------

COMMUNICATION SERVICES-- 1.5%
Sprint Corp. (PCS Group) (a)        43,000      958,900
                                           ------------

COMMUNICATIONS-- 1.2%
Viacom, Inc., Class B (a)           20,800      759,408
                                           ------------

ELECTRIC SERVICES-- 2.0%
AES Corp. (a)                       84,110    1,164,923
                                           ------------
TELECOMMUNICATIONS-- 2.0%
CenturyTel, Inc.                    40,000    1,264,000
                                           ------------
Total Common Stocks
(cost of $68,691,011)                        60,383,323
                                           ------------


See notes to investment portfolio.

October 31, 2001

SHORT-TERM OBLIGATION-- 1.3%           PAR        VALUE
-------------------------------------------------------
Repurchase agreement with SBC
Warburg Ltd., dated 10/31/01 due
11/01/01 at 2.57% collateralized by
U.S. Treasury bonds with various
maturities to 2027, market value
$835,875 (repurchase
proceeds $807,058)                $807,000 $    807,000
                                           ------------
TOTAL INVESTMENTS-- 98.6%
   (cost of $69,498,011) (b)                 61,190,323
                                           ------------
OTHER ASSETS & Liabilities, Net-- 1.4%          891,061
-------------------------------------------------------
NET ASSETS-- 100.0%                         $62,081,384
                                           ============

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing.

(b)  Cost for federal income tax purposes is $70,251,547.

      ACRONYM             NAME
        ADR    American Depositary Receipt

See notes to financial statements.

Investment Portfolio LTMVF


October 31, 2001


COMMON STOCKS -- 93.0%             SHARES         VALUE
-------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 15.2%
DEPOSITORY INSTITUTIONS-- 1.3%
Banc One Corp.                     25,000    $  829,750
Wells Fargo & Co.                  17,100       675,450
                                           ------------
                                              1,505,200
                                           ------------

HOLDING COMPANIES-- 3.1%
Berkshire Hathaway, Inc.,
   Class A (a)                         50     3,560,000
                                           ------------

INSURANCE CARRIERS-- 8.4%
Aetna, Inc.                       158,700     4,386,468
Aon Corp.                          36,800     1,399,872
Chubb Corp.                        14,900     1,017,670
XL Capital Ltd., Class A           34,900     3,031,414
                                           ------------
                                              9,835,424
                                           ------------

NON-DEPOSITORY CREDIT INSTITUTIONS-- 1.6%
Freddie Mac                        27,400     1,858,268
                                           ------------

REAL ESTATE INVESTMENT TRUSTS-- 0.8%
Starwood Hotels & Resorts
   Worldwide, Inc.                 42,500       936,700
                                           ------------

-------------------------------------------------------
MANUFACTURING -- 49.9%
CHEMICALS & ALLIED PRODUCTS-- 12.5%
Abbott Laboratories                28,100     1,488,738
Bristol-Myers Squibb Co.           29,400     1,571,430
Merck & Co., Inc.                  38,200     2,437,542
Pharmacia Corp.                    43,200     1,750,464
Procter & Gamble Co.               55,800     4,116,924
Schering-Plough Corp.              34,400     1,278,992
Sherwin-Williams Co.               79,200     1,929,312
                                           ------------
                                             14,573,402
                                           ------------

COMMUNICATIONS EQUIPMENT-- 2.3%
Lucent Technologies, Inc.         262,800     1,760,760
Motorola, Inc.                     53,000       867,610
                                           ------------
                                              2,628,370
                                           ------------

ELECTRICAL INDUSTRIAL EQUIPMENT-- 1.2%
Emerson Electric Co.               27,300     1,338,246
                                           ------------

FOOD & KINDRED PRODUCTS-- 14.1%
Archer Daniels Midland Co.        171,942     2,395,152
ConAgra Foods, Inc.               177,600     4,067,040
General Mills, Inc.                39,900     1,832,208
H. J. Heinz Co.                    44,800     1,901,312
Philip Morris Companies, Inc.      58,400     2,733,120
Sara Lee Corp.                    160,400     3,575,316
                                           ------------
                                             16,504,148
                                           ------------

LAB ANALYTICAL & MEASURING INSTRUMENTS-- 2.3%
Boston Scientific Corp. (a)       120,400     2,737,896
                                           ------------

MACHINERY & COMPUTER EQUIPMENT-- 1.7%
Compaq Computer Corp.              57,000       498,750
Dover Corp.                        26,700       879,765
Solectron Corp. (a)                50,000       615,000
                                           ------------
                                              1,993,515
                                           ------------

                                   SHARES         VALUE
-------------------------------------------------------
MEASURING & ANALYZING INSTRUMENTS-- 2.1%
Eastman Kodak Co.                  59,400   $ 1,518,858
Raytheon Co.                       30,540       984,915
                                           ------------
                                              2,503,773
                                           ------------
PETROLEUM REFINING-- 12.4%
Amerada Hess Corp.                 41,200     2,420,500
ChevronTexaco Corp.                26,900     2,381,995
Phillips Petroleum Co.             54,830     2,983,300
Royal Dutch Petroleum Co.          50,200     2,535,602
Sunoco, Inc.                       53,700     2,009,991
USX-Marathon Group                 79,000     2,179,610
                                           ------------
                                             14,510,998
                                           ------------
TRANSPORTATION EQUIPMENT-- 1.3%
Delphi Automotive
   Systems Corp.                  125,600     1,458,216
                                           ------------

-------------------------------------------------------
MINING & ENERGY -- 3.5%
CRUDE PETROLEUM & NATURAL GAS-- 2.0%
Anadarko Petroleum Corp.           40,700     2,321,935
                                           ------------

OIL & GAS EXTRACTION-- 1.5%
EOG Resources, Inc.                50,900     1,800,333
                                           ------------

-------------------------------------------------------
RETAIL TRADE -- 2.8%
HOME FURNISHINGS & EQUIPMENT-- 0.5%
Circuit City Stores, Inc.          42,800       587,216
                                           ------------

RESTAURANTS-- 2.3%
McDonald's Corp.                  103,300     2,693,031
                                           ------------

-------------------------------------------------------
SERVICES -- 3.3%
BUSINESS SERVICES-- 1.3%
Interpublic Group of
   Companies, Inc.                 66,200     1,486,190
                                           ------------

COMPUTER RELATED SERVICES-- 1.8%
Electronic Data Systems Corp.      33,400     2,149,958
                                           ------------
HEALTH SERVICES-- 0.2%
Anthem, Inc. (a)                    6,100       255,468
                                           ------------

-------------------------------------------------------
TRANSPORTATION, COMMUNICATION,
ELECTRIC,  GAS & SANITARY SERVICES-- 18.3%
AIR TRANSPORTATION-- 0.9%
AMR Corp. (a)                      58,300     1,061,060
                                           ------------

COMMUNICATION SERVICES-- 0.4%
Sprint FON Group                   25,200       504,000
                                           ------------

ELECTRIC, GAS & SANITARY SERVICES-- 1.1%
Calpine Corp. (a)                  53,600     1,326,600
                                           ------------

ELECTRIC SERVICES-- 4.7%
Edison International              118,200     1,679,622
Exelon Corp.                       24,800     1,043,336
Mirant Corp. (a)                   13,876       360,763
PG&E Corp.                        105,100     1,898,106
Western Resources, Inc.            31,600       517,608
                                           ------------
                                              5,499,435
                                           ------------


See notes to investment portfolio.

October 31, 2001

                                   SHARES         VALUE
-------------------------------------------------------
GAS SERVICES-- 2.1%
El Paso Corp.                      40,000   $ 1,962,400
Enron Corp. (b)                    34,600       480,940
                                           ------------
                                              2,443,340
                                           ------------

SANITARY SERVICES-- 2.1%
Waste Management, Inc.             99,670     2,441,915
                                           ------------

TELECOMMUNICATIONS-- 0.5%
Nippon Telegraph & Telephone
   Corp., ADR                      29,000       606,390
                                           ------------

TELEPHONE COMMUNICATIONS-- 6.5%
AT&T Corp.                        177,200     2,702,300
Deutsche Telekom AG ADR           115,450     1,789,475
MCI Group                          43,408       514,385
Worldcom Group (a)                180,400     2,426,380
                                           ------------
                                              7,432,540
                                           ------------
Total Common Stocks
(cost of $107,037,401)                      108,553,567
                                           ------------

SHORT-TERM OBLIGATION -- 6.9%         PAR
-------------------------------------------------------
Repurchase agreement with SBC
Warburg Ltd., dated 10/31/01 due
11/01/01 at 2.57% collateralized by
U.S. Treasury bonds with various
maturities to 2027, market value
$8,351,500 (repurchase
proceeds $8,063,576)           $8,063,000     8,063,000
                                           ------------
TOTAL INVESTMENTS-- 99.9%
   (cost of $115,100,401) (c)               116,616,567
                                           ------------

OTHER ASSETS & LIABILITIES, NET-- 0.1%          165,837
-------------------------------------------------------
NET ASSETS-- 100.0%                        $116,782,404
                                           ============

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing.

(b) As of October 31, 2001, the Fund held shares of Enron Corp., representing 0.4% of net assets. Enron Corp. filed for bankruptcy protection under Chapter 11 on December 2, 2001.

(c)  Cost for federal income tax purposes is $115,178,917.

      ACRONYM             NAME
        ADR    American Depositary Receipt

See notes to financial statements.

Statements of Assets & Liabilities



October 31, 2001

                                                                     LTMAGF                           LTMGF
--------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                                                   $  18,746,793                    $495,244,340
                                                                       -------------                    ------------
Investments, at value                                                     17,125,255                     486,250,717

Cash                                                          $    954                      $    96,678
Receivables for:
   Investments sold                                            869,162                       21,303,547
   Fund shares sold                                              6,083                          228,211
   Dividends                                                       850                          213,132
   Interest                                                         53                              543
Expense reimbursement due from Advisor / Administrator          61,740                               --
Deferred Trustees' compensation plan                                --                            2,492
Other assets                                                        --                              806
                                                              --------                      -----------
   Total Assets                                                           18,064,097                     508,096,126
                                                                       -------------                    ------------

LIABILITIES:
Payable for:
   Investments purchased                                       418,765                       11,734,512
   Fund shares repurchased                                      15,692                          846,184
   Management fee                                               11,831                          252,770
   Administration fee                                            2,793                          105,321
   Transfer Agent fee                                            5,008                          106,271
   Bookkeeping fee                                                 833                           15,977
   Trustees' fee                                                   300                              100
   Deferred Trustees' fee                                           --                            2,492
Other liabilities                                               18,175                           78,461
                                                              --------                      -----------
   Total Liabilities                                                         473,397                      13,142,088
                                                                       -------------                    ------------
NET ASSETS                                                             $  17,590,700                    $494,954,038
                                                                       =============                    ============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                        $  30,906,612                    $623,863,536
Accumulated net investment loss                                                 (403)                        (12,383)
Accumulated net realized loss                                            (11,693,971)                   (119,903,492)
Net unrealized depreciation                                               (1,621,538)                     (8,993,623)
                                                                       =============                    ============
                                                                       $  17,590,700                    $494,954,038
                                                                       =============                    ============

CLASS A:
Net assets                                                             $   4,042,766                    $102,403,281
Shares outstanding                                                           576,352                       8,078,401
                                                                       =============                    ============
Net asset value and redemption price per share                         $        7.01(a)                 $      12.68(a)
                                                                       =============                    ============
Maximum offering price per share (NAV/0.9425)                          $        7.44(b)                 $      13.45(b)
                                                                       =============                    ============

CLASS B:
Net assets                                                             $  10,978,673                    $327,645,123
Shares outstanding                                                         1,579,389                      26,817,149
                                                                       =============                    ============
Net asset value and offering price per share                           $        6.95(a)                 $      12.22(a)
                                                                       =============                    ============

CLASS C:
Net assets                                                             $   2,508,161                    $ 47,069,480
Shares outstanding                                                           361,031                       3,853,435
                                                                       =============                    ============
Net asset value and offering price per share                           $        6.95(a)                 $      12.21(a)
                                                                       =============                    ============

CLASS E:
Net assets                                                             $          --                    $  6,819,868
Shares outstanding                                                                --                         539,815
                                                                       =============                    ============
Net asset value and redemption price per share                         $          --                    $      12.63
                                                                       =============                    ============
Maximum offering price per share (NAV/0.9550)                          $          --                    $      13.23(b)
                                                                       =============                    ============

CLASS F:
Net assets                                                             $          --                    $ 10,101,207
Shares outstanding                                                                --                         825,744
                                                                       =============                    ============
Net asset value and offering price per share                           $          --                    $      12.23(a)
                                                                       =============                    ============

CLASS Z:
Net assets                                                             $      61,100                    $    915,079
Shares outstanding                                                             8,686                          71,713
                                                                       =============                    ============
Net asset value, offering and redemption price per share               $        7.03                    $      12.76
                                                                       =============                    ============


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.


See notes to financial statements.

Statements of Assets & Liabilities


October 31, 2001

                                                                    LTMGF II                          LTMVF
--------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                                                   $  69,498,011                    $115,100,401
                                                                       -------------                    ------------
Investments, at value                                                     61,190,323                     116,616,567

Cash                                                        $   11,410                     $   132,435
Receivables for:
   Investments sold                                          1,860,028                              --
   Fund shares sold                                            169,305                         418,139
   Dividends                                                    27,859                         143,340
   Interest                                                         58                             576
Expense reimbursement due from Advisor / Administrator          63,683                              --
Deferred Trustees' compensation plan                               153                             464
                                                             ---------                     -----------
   Total Assets                                                           63,322,819                     117,311,521
                                                                       -------------                    ------------

LIABILITIES:
Payable for:
   Investments purchased                                     1,017,405                         219,600
   Fund shares repurchased                                     126,952                         148,355
   Management fee                                               42,253                          79,066
   Administration fee                                           10,563                          19,766
   Transfer Agent fee                                            8,204                          29,209
   Bookkeeping fee                                               2,732                           4,386
   Trustees' fee                                                   449                             735
   Deferred Trustees' fee                                          153                             464
Other liabilities                                               32,724                          27,536
                                                             ---------                     -----------
   Total Liabilities                                                       1,241,435                         529,117
                                                                       -------------                    ------------
NET ASSETS                                                             $  62,081,384                    $116,782,404
                                                                       =============                    ============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                        $  90,809,315                    $115,443,749
Accumulated net investment loss                                               (1,172)                         (2,226)
Accumulated net realized loss                                            (20,419,071)                       (175,285)
Net unrealized appreciation (depreciation)                                (8,307,688)                      1,516,166
                                                                       =============                    ============
                                                                       $  62,081,384                    $116,782,404
                                                                       =============                    ============

CLASS A:
Net assets                                                             $   9,486,453                    $ 25,693,507
Shares outstanding                                                         1,197,231                       2,252,829
                                                                       =============                    ============
Net asset value and redemption price per share                         $        7.92(a)                 $      11.40(a)
                                                                       =============                    ============
Maximum offering price per share (NAV/0.9425)                          $        8.40(b)                 $      12.10(b)
                                                                       =============                    ============

CLASS B:
Net assets                                                             $  42,390,550                    $ 69,720,401
Shares outstanding                                                         5,419,443                       6,215,202
                                                                       =============                    ============
Net asset value and offering price per share                           $        7.82(a)                 $      11.22(a)
                                                                       =============                    ============

CLASS C:
Net assets                                                             $   8,993,629                    $ 21,367,304
Shares outstanding                                                         1,152,364                       1,904,701
                                                                       =============                    ============
Net asset value and offering price per share                           $        7.80(a)                 $      11.22(a)
                                                                       =============                    ============

CLASS Z:
Net assets                                                             $   1,210,752                    $      1,192
Shares outstanding                                                           152,361                             104
                                                                       =============                    ============
Net asset value, offering and redemption price per share               $        7.95                    $      11.46
                                                                       =============                    ============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.


See notes to financial statements.

Statements of Operations



For the Year Ended October 31, 2001

                                                                     LTMAGF                           LTMGF
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                               $     31,573                    $   5,787,012
Interest                                                                      75,644                          708,122
                                                                        ------------                    -------------
   Total Investment Income (net of foreign taxes
   withheld of $87 and $10,266, respectively)                                107,217                        6,495,134

EXPENSES:
Management fee                                               $  171,569                     $ 3,891,020
Administration fee                                               42,891                       1,621,258
Service fee:
   Class A                                                       11,280                         329,840
   Class B                                                       36,220                       1,080,127
   Class C                                                        5,917                         158,501
   Class E                                                           --                          19,802
   Class F                                                           --                          29,230
Distribution fee:
   Class A                                                        2,256                              --
   Class B                                                      108,672                       3,240,382
   Class C                                                       17,752                         472,269
   Class E                                                           --                           7,885
   Class F                                                           --                          87,691
Transfer agent fee                                               88,268                       1,118,253
Bookkeeping fee                                                  21,193                         235,032
Merger costs                                                      1,854                          52,091
Trustees' fee                                                     5,254                          33,075
Registration fee                                                 84,542                         111,155
Other expenses                                                   37,858                         267,307
                                                             ----------                     -----------
   Total Expenses                                               635,526                      12,754,918
Fees and expenses waived or reimbursed by
Advisor/Administrator:
   Class A                                                      (38,714)                             --
   Class B                                                     (124,200)                             --
   Class C                                                      (20,332)                             --
   Class Z                                                         (664)                             --
                                                             ==========                     ===========
Net Expenses                                                                 451,616                       12,754,918
                                                                        ------------                    -------------
Net Investment Loss                                                         (344,399)                      (6,259,784)
                                                                        ------------                    -------------
NET REALIZED & UNREALIZED LOSS
ON INVESTMENTS:
Net realized loss on investments                                         (11,029,299)                     (91,385,972)
Net change in unrealized
   appreciation/depreciation on investments                               (1,286,754)                    (150,722,346)
                                                                        ------------                    -------------
Net Loss                                                                 (12,316,053)                    (242,108,318)
                                                                        ------------                    -------------

DECREASE IN NET ASSETS
FROM OPERATIONS                                                         $(12,660,452)                   $(248,368,102)
                                                                        ============                    =============



See notes to financial statements.

Statements of Operations



For the Year Ended October 31, 2001

                                                                    LTMGF II                          LTMVF
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                               $    633,019                    $  1,749,714
Interest                                                                     125,095                         308,185
                                                                        ------------                    ------------
   Total Investment Income (net of foreign taxes
   withheld of $764 and $8,510, respectively)                                758,114                       2,057,899

EXPENSES:
Management fee                                               $  563,443                     $   810,990
Reimbursement recouped by Advisor                                    --                          90,952
Administration fee                                              140,529                         202,748
Service fee:
   Class A                                                       22,591                          52,414
   Class B                                                      125,708                         158,156
   Class C                                                       20,770                          42,863
Distribution fee:
   Class A                                                           --                          10,482
   Class B                                                      377,124                         474,767
   Class C                                                       62,314                         128,787
Transfer agent fee                                              127,847                         158,198
Bookkeeping fee                                                  34,324                          44,587
Merger costs                                                      4,247                           5,366
Trustees' fee                                                     7,373                           9,978
Registration fee                                                 55,497                          57,137
Other expenses                                                   57,867                          46,306
                                                             ----------                     -----------
   Total Expenses                                             1,599,634                       2,293,731

Fees and expenses waived or reimbursed by
Advisor/Administrator:
   Class A                                                      (14,481)                             --
   Class B                                                      (80,518)                             --
   Class C                                                      (13,315)                             --
   Class Z                                                       (4,216)                             --
                                                             ==========                     ===========
Net Expenses                                                               1,487,104                       2,293,731
                                                                        ------------                    ------------
Net Investment Loss                                                         (728,990)                       (235,832)
                                                                        ------------                    ------------

NET REALIZED & UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on investments                                  (18,789,477)                      4,561,444
Net change in unrealized
   appreciation/depreciation on investments                               (7,323,111)                     (5,897,988)
                                                                        ------------                    ------------
Net Loss                                                                 (26,112,588)                     (1,336,544)
                                                                        ------------                    ------------

DECREASE IN NET ASSETS
FROM OPERATIONS                                                         $(26,841,578)                   $ (1,572,376)
                                                                        ============                    ============



See notes to financial statements.

 Statements of Changes in Net Assets



                                                                      LTMAGF                          LTMGF
---------------------------------------------------------------------------------------------------------------------
                                                                YEAR        PERIOD             YEAR         YEAR
                                                                ENDED        ENDED             ENDED        ENDED
                                                            OCTOBER 31,  OCTOBER 31,        OCTOBER 31,   OCTOBER 31,
                                                                2001       2000 (A)            2001       2000 (B)
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment loss                                         $  (344,399) $   (60,346)      $ (6,259,784) $ (8,650,320)
Net realized loss on investments                            (11,029,299)    (664,672)       (91,385,972)  (16,678,334)
Net change in unrealized appreciation/depreciation
   on investments                                            (1,286,754)    (264,717)      (150,722,346)   47,492,789
                                                            -----------  -----------       ------------  ------------
     Net Increase (Decrease) from Operations                (12,660,452)    (989,735)      (248,368,102)   22,164,135
                                                            -----------  -----------       ------------  ------------

SHARE TRANSACTIONS:
   Subscriptions - Class A                                    4,369,633    3,614,098         46,465,235    78,903,906
   Redemptions - Class A                                     (3,079,463)     (31,339)       (57,626,591)  (18,527,215)
                                                            -----------  -----------       ------------  ------------
      Net Increase (Decrease)                                 1,290,170    3,582,759        (11,161,356)   60,376,691
                                                            -----------  -----------       ------------  ------------
   Subscriptions - Class B                                    6,168,252   19,102,811         55,118,698   263,054,450
   Redemptions - Class B                                     (4,417,386)    (185,975)       (93,635,138)  (47,971,618)
                                                            -----------  -----------       ------------  ------------
      Net Increase (Decrease)                                 1,750,866   18,916,836        (38,516,440)  215,082,832
                                                            -----------  -----------       ------------  ------------
   Subscriptions - Class C                                    2,977,466    1,534,749         10,078,695    39,135,360
   Redemptions - Class C                                       (749,596)          --        (18,705,192)   (8,009,148)
                                                            -----------  -----------       ------------  ------------
      Net Increase (Decrease)                                 2,227,870    1,534,749         (8,626,497)   31,126,212
                                                            -----------  -----------       ------------  ------------
   Subscriptions - Class E                                           --           --            681,224        47,094
   Redemptions - Class E                                             --           --            (64,114)     (189,900)
   Exchange out of Class E into Class G                              --           --                 --    (1,028,032)
                                                            -----------  -----------       ------------  ------------
      Net Increase (Decrease)                                        --           --            617,110    (1,170,838)
                                                            -----------  -----------       ------------  ------------
   Subscriptions - Class F                                           --           --          1,314,325       186,750
   Redemptions - Class F                                             --           --           (141,627)     (186,288)
   Exchange out of Class F into Class H                              --           --                --     (2,163,110)
                                                            -----------  -----------       ------------  ------------
      Net Increase (Decrease)                                        --           --          1,172,698    (2,162,648)
                                                            -----------  -----------       ------------  ------------
   Subscriptions - Class G                                           --           --                 --       986,112
   Redemptions - Class G                                             --           --                 --      (214,675)
   Exchange into Class G from Class E                                --           --                 --     1,548,260
                                                            -----------  -----------       ------------  ------------
      Net Increase                                                   --           --                 --     2,319,697
                                                            -----------  -----------       ------------  ------------
   Subscriptions - Class H                                           --           --                 --     1,678,425
   Redemptions - Class H                                             --           --                 --      (249,111)
   Exchange into Class H from Class F                                --           --                 --     3,370,376
                                                            -----------  -----------       ------------  ------------
      Net Increase                                                   --           --                 --     4,799,690
                                                            -----------  -----------       ------------  ------------
   Subscriptions - Class Z                                        2,900       25,491            470,072     2,230,054
   Redemptions - Class Z                                        (22,915)          --           (923,464)     (265,808)
                                                            -----------  -----------       ------------  ------------
      Net Increase (Decrease)                                   (20,015)      25,491           (453,392)    1,964,246
                                                            -----------  -----------       ------------  ------------
Net Increase (Decrease) from Share Transactions               5,248,891   24,059,835        (56,967,877)  312,335,882
                                                            -----------  -----------       ------------  ------------
       Total Increase (Decrease) in Net Assets               (7,411,561)  23,070,100       (305,335,979)  334,500,017

NET ASSETS:
Beginning of period                                          25,002,261    1,932,161        800,290,017   465,790,000
                                                            -----------  -----------       ------------  ------------
End of period                                               $17,590,700  $25,002,261       $494,954,038  $ 800,290,017
                                                            -----------  -----------       ------------  ------------
Accumulated net investment loss                             $      (403) $        --         $  (12,383)  $   (13,675)
                                                            -----------  -----------       ------------  ------------


(a) The Fund commenced investment operations on July 24, 2000. The activity shown is from the effective date of registration (August 1, 2000) with the Securities and Exchange Commission.

(b)  Class E and Class F were collapsed into Class G and Class H shares on
     February 28, 2000, which were then redesignated Class E and Class F, respectively.



See notes to financial statements.


                                       28

Statements of Changes in Net Assets (continued)

                                                                      LTMAGF                          LTMGF
---------------------------------------------------------------------------------------------------------------------
                                                                YEAR        PERIOD             YEAR         YEAR
                                                                ENDED        ENDED             ENDED        ENDED
                                                            OCTOBER 31,  OCTOBER 31,        OCTOBER 31,   OCTOBER 31,
                                                                2001       2000 (A)            2001       2000 (B)
---------------------------------------------------------------------------------------------------------------------
CHANGES IN SHARES:
   Sold - Class A                                               476,131      425,116          2,814,802     4,209,627
   Repurchased - Class A                                       (322,558)      (2,337)        (3,632,470)     (987,567)
                                                            -----------  -----------       ------------  ------------
      Net Increase (Decrease)                                   153,573      422,779           (817,668)    3,222,060
                                                            -----------  -----------       ------------  ------------
   Sold - Class B                                               645,696    1,479,154          3,574,056    14,365,715
   Repurchased - Class B                                       (531,349)     (14,113)        (6,564,025)   (2,614,995)
                                                            -----------  -----------       ------------  ------------
      Net Increase (Decrease)                                   114,347    1,465,041         (2,989,969)   11,750,720
                                                            -----------  -----------       ------------  ------------
   Sold - Class C                                               313,962      126,947            657,829     2,144,013
   Repurchased - Class C                                        (79,878)          --         (1,300,146)     (435,341)
                                                            -----------  -----------       ------------  ------------
      Net Increase (Decrease)                                   234,084      126,947           (642,317)    1,708,672
                                                            -----------  -----------       ------------  ------------
   Sold - Class E                                                    --           --             44,092         2,521
   Repurchased - Class E                                             --           --             (4,394)      (10,224)
   Exchange out of Class E into Class G                              --           --                 --       (56,070)
                                                            -----------  -----------       ------------  ------------
      Net Increase (Decrease)                                        --           --             39,698       (63,773)
                                                            -----------  -----------       ------------  ------------
   Sold - Class F                                                    --           --             87,745        10,125
   Repurchased - Class F                                             --           --             (9,869)      (10,000)
   Exchange out of Class F into Class H                              --           --                 --      (120,839)
                                                            -----------  -----------       ------------  ------------
      Net Increase (Decrease)                                        --           --             77,876      (120,714)
                                                            -----------  -----------       ------------  ------------
   Sold - Class G                                                    --           --                 --        52,848
   Repurchased - Class G                                             --           --                 --       (11,359)
   Exchange into Class G from Class E                                --           --                 --        84,256
                                                            -----------  -----------       ------------  ------------
      Net Increase                                                   --           --                 --       125,745
                                                            -----------  -----------       ------------  ------------
   Sold - Class H                                                    --           --                 --        90,805
   Repurchased - Class H                                             --           --                 --       (13,325)
   Exchange into Class H from Class F                                --           --                 --       187,731
                                                            -----------  -----------       ------------  ------------
      Net Increase                                                   --           --                 --       265,211
                                                            -----------  -----------       ------------  ------------
   Sold - Class Z                                                   353       10,377             31,418       118,611
   Repurchased - Class Z                                         (2,044)          --            (64,836)      (13,545)
                                                            -----------  -----------       ------------  ------------
      Net Increase (Decrease)                                    (1,691)      10,377            (33,418)      105,066
                                                            -----------  -----------       ------------  ------------


(a) The Fund commenced investment operations on July 24, 2000. The activity shown is from the effective date of registration (August 1, 2000) with the Securities and Exchange Commission.

(b)  Class E and Class F were collapsed into Class G and Class H shares on
     February 28, 2000, which were then redesignated Class E and Class F, respectively.


See notes to financial statements.



                                       29

Statements of Changes in Net Assets (continued)


                                                                      LTMGF II                        LTMVF
---------------------------------------------------------------------------------------------------------------------
                                                               YEAR        PERIOD              YEAR          YEAR
                                                               ENDED        ENDED              ENDED         ENDED
                                                            OCTOBER 31,  OCTOBER 31,        OCTOBER 31,   OCTOBER 31,
                                                               2001       2000 (A)             2001          2000
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment loss                                         $  (728,990) $  (240,642)      $   (235,832) $    (68,700)
Net realized gain (loss) on investments                     (18,789,477)  (1,629,594)         4,561,444    (4,081,168)
Net change in unrealized appreciation/depreciation
   on investments                                            (7,323,111)    (984,575)        (5,897,988)    9,063,042
                                                            -----------  -----------       ------------  ------------
   Net Increase (Decrease) from Operations                  (26,841,578)  (2,854,811)        (1,572,376)    4,913,174
                                                            -----------  -----------       ------------  ------------

SHARE TRANSACTIONS:
   Subscriptions - Class A                                    7,643,142    7,120,091         16,243,097     9,721,438
   Redemptions - Class A                                     (1,626,687)    (106,466)        (4,271,946)   (4,229,543)
                                                            -----------  -----------       ------------  ------------
      Net Increase                                            6,016,455    7,013,625         11,971,151     5,491,895
                                                            -----------  -----------       ------------  ------------
   Subscriptions - Class B                                   22,428,453   54,643,470         35,521,791    36,279,403
   Redemptions - Class B                                    (11,461,449)  (1,627,779)       (13,982,182)   (5,164,703)
                                                            -----------  -----------       ------------  ------------
      Net Increase                                           10,967,004   53,015,691         21,539,609    31,114,700
                                                            -----------  -----------       ------------  ------------
   Subscriptions - Class C                                    8,646,968    6,080,723         13,567,721     6,949,085
   Redemptions - Class C                                     (2,389,931)     (38,119)        (2,184,945)   (1,375,441)
                                                            -----------  -----------       ------------  ------------
      Net Increase                                            6,257,037    6,042,604         11,382,776     5,573,644
                                                            -----------  -----------       ------------  ------------
   Subscriptions - Class Z                                    1,412,184    5,526,512              1,601         1,000
   Redemptions - Class Z                                     (3,898,714)    (574,625)            (1,587)   (2,316,413)
                                                            -----------  -----------       ------------  ------------
      Net Increase (Decrease)                                (2,486,530)   4,951,887                 14    (2,315,413)
                                                            -----------  -----------       ------------  ------------

Net Increase from Share Transactions                         20,753,966   71,023,807         44,893,550    39,864,826
                                                            -----------  -----------       ------------  ------------
     Total Increase (Decrease) in Net Assets                 (6,087,612)  68,168,996         43,321,174    44,778,000

NET ASSETS:
Beginning of period                                          68,168,996           --         73,461,230    28,683,230
                                                            -----------  -----------       ------------  ------------
End of period                                               $62,081,384  $68,168,996       $116,782,404  $ 73,461,230
                                                            -----------  -----------       ------------  ------------
Accumulated net investment loss                             $    (1,172) $        --       $     (2,226) $     (2,081)
                                                            -----------  -----------       ------------  ------------
Changes in Shares:
   Sold - Class A                                               780,610      594,785          1,395,553       929,348
   Repurchased - Class A                                       (169,297)      (8,867)          (371,094)     (408,382)
                                                            -----------  -----------       ------------  ------------
      Net Increase                                              611,313      585,918          1,024,459       520,966
                                                            -----------  -----------       ------------  ------------
   Sold - Class B                                             2,243,079    4,558,363          3,095,403     3,471,972
   Repurchased - Class B                                     (1,243,543)    (138,457)        (1,225,037)     (505,056)
                                                            -----------  -----------       ------------  ------------
      Net Increase                                              999,536    4,419,906          1,870,366     2,966,916
                                                            -----------  -----------       ------------  ------------
   Sold - Class C                                               902,487      507,840          1,181,731       658,468
   Repurchased - Class C                                       (254,686)      (3,277)          (191,061)     (134,405)
                                                            -----------  -----------       ------------  ------------
      Net Increase                                              647,801      504,563            990,670       524,063
                                                            -----------  -----------       ------------  ------------
   Sold - Class Z                                               131,028      461,266                136           104
   Repurchased - Class Z                                       (388,054)     (51,878)              (136)     (225,000)
                                                            -----------  -----------       ------------  ------------
      Net Increase (Decrease)                                  (257,026)     409,388                 --      (224,896)
                                                            -----------  -----------       ------------  ------------

(a)  The Fund commenced investment operations on March 7, 2000.


See notes to financial statements.

 Notes to Financial Statements



October 31, 2001

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:
Liberty Tax-Managed Aggressive Growth Fund ("LTMAGF"), Liberty Tax-Managed Growth Fund ("LTMGF"), Liberty Tax-Managed Growth Fund II ("LTMGF II"), and Liberty Tax-Managed Value Growth Fund ("LTMVF") are each a series of Liberty Funds Trust I (individually referred to as a "Fund", collectively referred to as the "Funds") and are diversified portfolios. Liberty Funds Trust I is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Fund's investment objective is to maximize long-term capital growth while reducing shareholder exposure to taxes. The Funds may issue an unlimited number of shares. LTMGF offers six classes of shares: Class A, Class B, Class C, Class E, Class F and Class Z. LTMVF, LTMGF II and LTMAGF each offer four classes of shares: Class A, Class B, Class C, and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class E and Class F shares are trust shares. Class E shares are sold with a front-end sales charge and are subject to an annual distribution fee and Class F shares are subject to an annual distribution fee and a contingent deferred sales charge. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION AND TRANSACTIONS:
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:
All income, expenses (other than applicable 12b-1 fees) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data is calculated using the average shares outstanding during the period. Net investment income per share data reflects the service fee and distribution fee per share where applicable.

Ratios are calculated by adjusting the expense and net investment income ratios for each Fund for the entire period by the service fee and distribution fee where applicable.

FEDERAL INCOME TAXES:
Consistent with the Funds' policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At October 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

Expiring in:    LTMAGF         LTMGF          LTMGFII         LTMVF
-----------     ------         -----          -------         -----
     2005    $        --   $    559,490     $        --        $    --
     2006             --      9,583,819              --             --
     2007             --      1,695,876              --             --
     2008        648,743     16,678,334       1,602,453         96,769
     2009     11,034,417     90,676,213      18,063,082             --
             -----------    -----------     -----------        -------
     Total   $11,683,160   $119,193,732     $19,665,535        $96,769
             -----------   ------------     -----------        -------

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following reclassifications have been made to the financial statements.

                               Increase (Decrease)
--------------------------------------------------------------------------------
                                   Accumulated
                     Paid-in     Net Investment
Name of Fund         Capital          Loss
------------         -------          ----
LTMAGF           $  (343,996)     $  343,996
LTMGF             (6,261,076)      6,261,076
LTMGF II            (727,818)        727,818
LTMVF               (235,687)        235,687

These reclassifications are primarily due to net operating losses. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

OTHER:
Corporate actions and dividend income are recorded on the ex-date. Interest income is recorded on the accrual basis.

The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:
Stein Roe & Farnham, Incorporated (the "Advisor"), an affiliate of Liberty Financial Companies, Inc. ("Liberty Financial"), is the investment advisor of each Fund and receives a monthly fee based on each Fund's average net assets as follows:

LTMAGF                            0.80% annually
LTMGF                             0.60% annually
LTMGF II                          0.80% annually
LTMVF                             0.80% annually

Effective January 1, 2001, Stein Roe Investment Counsel LLC ("SRIC") was retained by the Advisor as sub-advisor to the Liberty Tax-Managed Growth Fund and the Liberty Tax-Managed Growth Fund II. As sub-advisor, SRIC runs the day-to-day business, including placing all orders for the purchase and sale of portfolio securities for the two funds. The Advisor, out of the advisory fee it receives, pays SRIC a monthly sub-advisory fee equal to a base rate of 0.20% annually of the average daily net assets for each of the two funds. This base fee of 0.20% can be adjusted quarterly to an annual rate as high as 0.25% or to an annual rate as low as 0.15% depending on the investment performance of the Fund over a specified period of time as measured by Morningstar, Inc.'s Large Blend category for domestic equity funds. In addition, the Advisor's contract with SRIC provides that SRIC shall not receive a fee less than $350,000 per annum in the aggregate for managing both Tax-Managed Growth Funds.

On November 1, 2001, Liberty Financial, an intermediate parent of the Advisor, completed the sale of its asset management business, including each of the Liberty Financial affiliates, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Funds to Fleet. Liberty Financial had obtained approval of a new investment advisory contract by the Funds' Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.


ADMINISTRATION FEE:
Colonial Management Associates, Inc. (the "Administrator"), an affiliate of the Advisor, provides accounting and other services and office facilities for a monthly fee based on each Fund's average net assets as follows:
LTMAGF                            0.20% annually
LTMGF                             0.25% annually
LTMGF II                          0.20% annually
LTMVF                             0.20% annually

BOOKKEEPING FEE:
The Advisor is responsible for providing pricing and bookkeeping services to each Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). Effective February 1, 2001, the Advisor pays fees to State Street under the Outsourcing Agreement.

During the period November 1, 2000 to June 30, 2001, the Advisor provided bookkeeping and pricing services to each Fund for a monthly fee equal to $27,000 annually plus 0.035% annually of each Fund's average net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Funds, the Advisor receives from each Fund an annual flat fee of $10,000, paid monthly, and in any month that a Fund's average net assets are more than $50 million, a monthly fee equal to the average net assets of that Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE:
Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.06% annually of each Fund's average net assets plus charges based on the number of shareholder accounts and transactions plus reimbursement for certain out-of-pocket expenses.

Prior to July 1, 2001, the Transfer Agent received a monthly fee of 0.07% annually of each Fund's average net assets plus charges based on the number of shareholder accounts and transactions plus reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:
Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Administrator, is the Funds' principal underwriter. During the year ended October 31, 2001, each Fund has been advised that the Distributor retained net underwriting discounts on LTMAGF, LTMGF, LTMGF II and LTMVF of $10,303, $76,583, $24,272 and $15,626, respectively, on sales of the Funds' Class A shares and received contingent deferred sales charges (CDSC) of none, $1,507, $3 and none for Class A share redemptions, $106,681, $1,848,172, $242,585 and $156,140 on
Class B shares redemptions and $2,330, $15,737, $4,242 and $2,114 on Class C shares redemptions, respectively. LTMGF had no CDSC on Class E and Class F share redemptions.

LTMGF has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor, equal to 0.25% annually of Class A, Class B, Class C, Class E and Class F net assets, as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B, Class C, Class F; and up to 0.25% of average net assets attributable to Class E shares. The actual fee with respect to Class E shares will be 0.10% on Class E assets attributable to shares outstanding for less than five years and 0.25% on Class E assets attributable to shares outstanding five years or more.

LTMGF II has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually on Class A, Class B, and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B and Class C shares.

LTMVF and LTMAGF have each adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually on Class A, Class B, and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.05% of the average net assets attributable to Class A shares and 0.75% of the average net assets attributable to Class B, and Class C shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:
The Advisor/Administrator has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.25% annually of the first $100 million of average net assets and 1.50% annually thereafter on LTMGF and LTMGF II, respectively, 1.50% annually of the Fund's average net assets on LTMVF and 1.25% annually of the Fund's average net assets on LTMAGF.

For LTMVF, these payments made by the Advisor on behalf of the Fund are subject to reimbursement by the Fund to the Advisor. This will be accomplished by the payment of an expense reimbursement fee by the Fund to the Advisor computed and paid monthly, with a limitation that immediately after such payment the Fund's total expenses (exclusive of service fees and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.50% annually. This arrangement terminates on the earlier of (i) the date on which expense reimbursement payments by the Fund equal the prior payment of such reimbursable expenses by the Advisor, or (ii) three years from the date the Fund's shares are offered for sale. This arrangement may be terminated at an earlier date by the Advisor. For the year ended October 31, 2001, the Fund reimbursed the Advisor in the amount of $90,952.

For the year ended October 31, 2001, LTMGF's total expenses as defined above did not exceed the expense limit.

OTHER:
The Funds pay no compensation to their officers, all of whom are employees of the Advisor or Administrator.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:
For the year ended October 31, 2001, purchases and sales of investments, other than short term obligations, were as follows:

                  Purchases            Sales
                  --------             -----
LTMAGF          $ 43,250,751      $ 37,600,278
LTMGF            517,812,296       571,608,926
LTMGF II          82,381,077        60,403,542
LTMVF             83,325,960        44,747,178

Unrealized appreciation (depreciation) at October 31, 2001, based on cost of investments for federal income tax purposes was:

                                               Net
              Gross            Gross       Unrealized
           Unrealized       Unrealized    Appreciation
          Appreciation     Depreciation  (Depreciation)
          ------------    -------------  --------------
LTMAGF     $ 1,006,639    $ (2,638,988)   $(1,632,349)
LTMGF       57,158,476     (66,861,859)    (9,703,383)
LTMGF II     3,463,301     (12,524,525)    (9,061,224)
LTMVF       10,623,918      (9,186,268)     1,437,650

OTHER:
The Funds may focus their investments in certain industries, subjecting them to greater risk than funds that are more diversified.

NOTE 4. LINE OF CREDIT

Each Fund may borrow up to 33 1/3% or up to $200,000,000 of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or
(3) IBOR offshore loan rate plus 1/2 of 1%. Other investment companies managed by the Advisor also participate in the line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire $200,000,000 at any particular time. The Funds had no borrowings under their lines of credit during the year ended October 31, 2001.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

At October 31, 2001, Colonial Management Associates, Inc. owned 95.94% of Class Z shares of LTMAGF and 100.00% of Class Z shares of LTMVF.

During the year ended October 31, 2001, LTMVF used Alphatrade Inc., a wholly owned subsidiary of the Advisor, as a broker. Total commissions paid to Alphatrade Inc. during the year ended October 31, 2001 were $29,142.

Financial Highlights - LTMAGF



Selected data for a share outstanding throughout each period is as follows:

                                                         YEAR ENDED       PERIOD ENDED
CLASS A SHARES                                           OCTOBER 31,       OCTOBER 31,
----------------------------------------------------------------------------------------
                                                             2001            2000 (A)
                                                             ----            --------
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 12.36          $ 11.59
                                                             -------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                        (0.09)           (0.04)
Net realized and unrealized gain (loss) on investments         (5.26)            0.81
                                                             -------          -------
   Total from Investment Operations                            (5.35)            0.77
                                                             -------          -------
NET ASSET VALUE, END OF PERIOD                               $  7.01          $ 12.36
                                                             =======          =======
TOTAL RETURN (c)(d)                                         (43.28)%            6.64%(e)
                                                             =======          =======
RATIOS TO AVERAGE NET ASSETS:
Expenses (f)                                                   1.55%            1.55%(g)
Net investment loss (f)                                      (1.05)%          (1.19)%(g)
Waiver/reimbursement                                           0.85%            1.82%(g)
Portfolio turnover rate                                         188%              47%(e)
Net assets, end of period (000's)                            $ 4,043          $ 5,227

(a) The Fund commenced investment operations on July 24, 2000. The activity shown is from the effective date of registration (August 1, 2000) with the Securities and Exchange Commission.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(g)  Annualized.

Selected data for a share outstanding throughout each period is as follows:

                                                         YEAR ENDED       PERIOD ENDED
CLASS B SHARES                                           OCTOBER 31,       OCTOBER 31,
----------------------------------------------------------------------------------------
                                                             2001            2000 (A)
                                                             ----            --------
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 12.34          $ 11.59
                                                             -------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                        (0.15)           (0.06)
Net realized and unrealized gain (loss) on investments         (5.24)            0.81
                                                             -------          -------
   Total from Investment Operations                            (5.39)            0.75
                                                             -------          -------
NET ASSET VALUE, END OF PERIOD                               $  6.95          $ 12.34
                                                             =======          =======
TOTAL RETURN (c)(d)                                          (43.68)%           6.47%(e)
                                                             =======          =======
RATIOS TO AVERAGE NET ASSETS:
Expenses (f)                                                   2.25%            2.25%(g)
Net investment loss (f)                                      (1.75)%          (1.89)%(g)
Waiver/reimbursement                                           0.85%            1.82%(g)
Portfolio turnover rate                                         188%              47%(e)
Net assets, end of period (000's)                            $10,979          $18,080

(a) The Fund commenced investment operations on July 24, 2000. The activity shown is from the effective date of registration (August 1, 2000) with the Securities and Exchange Commission.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no contingent deferred sales charge.

(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(g)  Annualized.


Financial Highlights (continued) - LTMAGF



Selected data for a share outstanding throughout each period is as follows:

                                                         YEAR ENDED       PERIOD ENDED
CLASS C SHARES                                           OCTOBER 31,       OCTOBER 31,
----------------------------------------------------------------------------------------
                                                            2001             2000 (A)
                                                            ----             --------
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 12.34          $ 11.59
                                                             -------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                        (0.15)           (0.06)
Net realized and unrealized gain (loss) on investments         (5.24)            0.81
                                                             -------          -------
   Total from Investment Operations                            (5.39)            0.75
                                                             -------          -------
NET ASSET VALUE, END OF PERIOD                                $ 6.95          $ 12.34
                                                             =======          =======
TOTAL RETURN (c)(d)                                         (43.68)%            6.47%(e)
                                                             =======          =======
RATIOS TO AVERAGE NET ASSETS:
Expenses (f)                                                   2.25%            2.25%(g)
Net investment loss (f)                                      (1.75)%          (1.89)%(g)
Waiver/reimbursement                                           0.85%            1.82%(g)
Portfolio turnover rate                                         188%              47%(e)
Net assets, end of period (000's)                            $ 2,508          $ 1,567

(a) The Fund commenced investment operations on July 24, 2000. The activity shown is from the effective date of registration (August 1, 2000) with the Securities and Exchange Commission.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no contingent deferred sales charge.

(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(g)  Annualized.


Selected data for a share outstanding throughout each period is as follows:

                                                         YEAR ENDED       PERIOD ENDED
CLASS Z SHARES                                           OCTOBER 31,       OCTOBER 31,
----------------------------------------------------------------------------------------
                                                            2001             2000 (A)
                                                            ----             --------
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 12.37          $ 11.59
                                                             -------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                        (0.07)           (0.03)
Net realized and unrealized gain (loss) on investments         (5.27)            0.81
                                                             -------          -------
   Total from Investment Operations                            (5.34)            0.78
                                                             -------          -------
NET ASSET VALUE, END OF PERIOD                                $ 7.03          $ 12.37
                                                             =======          =======
TOTAL RETURN (c)                                            (43.17)%            6.73%(d)
                                                             =======          =======
RATIOS TO AVERAGE NET ASSETS:
Expenses (e)                                                   1.25%            1.25%(f)
Net investment loss (e)                                      (0.75)%          (0.89)%(f)
Waiver/reimbursement                                           0.85%            1.82%(f)
Portfolio turnover rate                                         188%              47%(d)
Net assets, end of period (000's)                            $    61          $   128

(a) The Fund commenced investment operations on July 24, 2000. The activity shown is from the effective date of registration (August 1, 2000) with the Securities and Exchange Commission.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(f)  Annualized.

Financial Highlights (continued) - LTMGF



Selected data for a share outstanding throughout each period is as follows:

CLASS A SHARES                                                     YEAR ENDED OCTOBER 31,
-----------------------------------------------------------------------------------------------------------------------
                                             2001            2000              1999             1998          1997 (A)
                                            ------          ------            ------           ------        ----------
NET ASSET VALUE,
BEGINNING OF PERIOD                        $  18.38         $  17.19         $  13.39         $  12.04         $  10.08
                                           --------         --------         --------         --------         --------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss) (b)              (0.06)           (0.12)           (0.03)            0.03             0.04
Net realized and unrealized gain
   (loss) on investments                      (5.64)            1.31             3.83             1.32             1.92
                                           --------         --------         --------         --------         --------
   Total from Investment
     Operations                               (5.70)            1.19             3.80             1.35             1.96
                                           --------         --------         --------         --------         --------
NET ASSET VALUE,
END OF PERIOD                              $  12.68         $  18.38         $  17.19         $  13.39         $  12.04
                                           ========         ========         ========         ========         ========
TOTAL RETURN (c)                            (31.01)%           6.92%           28.38%           11.21%(d)        19.44%(d)(e)
                                           ========         ========         ========         ========         ========
RATIOS TO AVERAGE
NET ASSETS:
Expenses (f)                                  1.39%            1.44%            1.64%            1.56%            1.50%(g)
Net investment income (loss) (f)            (0.38)%          (0.67)%          (0.21)%            0.22%            0.39%(g)
Waiver/reimbursement                             --               --               --            0.12%            0.98%(g)
Portfolio turnover rate                         82%              69%              80%              91%              51%(e)
Net assets, end of period (000's)          $102,403         $163,502         $ 97,531         $ 45,472         $ 17,142

(a) The Fund commenced investment operations on December 16, 1996. The activity shown is from the effective date of registration (December 30, 1996) with the Securities and Exchange Commission.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(g)  Annualized.


Financial Highlights (continued) - LTMGF



Selected data for a share outstanding throughout each period is as follows:

CLASS B SHARES                                                     YEAR ENDED OCTOBER 31,
-----------------------------------------------------------------------------------------------------------------------
                                             2001            2000              1999             1998          1997 (A)
                                            ------          ------            ------           ------        ----------
NET ASSET VALUE,
BEGINNING OF PERIOD                        $  17.85         $  16.82         $  13.20         $  11.96         $  10.08
                                           --------         --------         --------         --------         --------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss (b)                       (0.17)           (0.26)           (0.15)           (0.07)           (0.03)
Net realized and unrealized gain
   (loss) on investments                      (5.46)            1.29             3.77             1.31             1.91
                                           --------         --------         --------         --------         --------
   Total from Investment
     Operations                               (5.63)            1.03             3.62             1.24             1.88
                                           --------         --------         --------         --------         --------
NET ASSET VALUE,
END OF PERIOD                              $  12.22         $  17.85         $  16.82         $  13.20         $  11.96
                                           ========         ========         ========         ========         ========
TOTAL RETURN (c)                           (31.54)%            6.12%           27.42%           10.37%(d)        18.65%(d)(e)
                                           ========         ========         ========         ========         ========
RATIOS TO AVERAGE
NET ASSETS:
Expenses (f)                                  2.14%            2.19%            2.39%            2.31%            2.25%(g)
Net investment loss (f)                     (1.13)%          (1.42)%          (0.96)%          (0.53)%          (0.36)%(g)
Waiver/reimbursement                             --               --               --            0.12%            0.98%(g)
Portfolio turnover rate                         82%              69%              80%              91%              51%(e)
Net assets, end of period (000's)          $327,645         $532,082         $303,726         $124,829         $ 38,452

(a) The Fund commenced investment operations on December 16, 1996. The activity shown is from the effective date of registration (December 30, 1996) with the Securities and Exchange Commission.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no contingent deferred sales charge.

(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(g)  Annualized.

Financial Highlights (continued) - LTMGF



Selected data for a share outstanding throughout each period is as follows:

CLASS C SHARES                                                     YEAR ENDED OCTOBER 31,
-------------------------------------------------------------------------------------------------------------------
                                             2001            2000              1999             1998         1997 (A)(B)
                                            ------          ------            ------           ------        ----------
NET ASSET VALUE,
BEGINNING OF PERIOD                        $  17.85         $  16.82         $  13.20         $  11.96         $  10.08
                                           --------         --------         --------         --------         --------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss (c)                       (0.17)           (0.26)           (0.15)           (0.07)           (0.03)
Net realized and unrealized gain
   (loss) on investments                      (5.47)            1.29             3.77             1.31             1.91
                                           --------         --------         --------         --------         --------
   Total from Investment
     Operations                               (5.64)            1.03             3.62             1.24             1.88
                                           --------         --------         --------         --------         --------
NET ASSET VALUE,
END OF PERIOD                              $  12.21         $  17.85         $  16.82         $  13.20         $  11.96
                                           ========         ========         ========         ========         ========
TOTAL RETURN (d)                           (31.60)%            6.12%           27.42%           10.37%(e)        18.65%(e)(f)
                                           ========         ========         ========         ========         ========
RATIOS TO AVERAGE
NET ASSETS:
Expenses (g)                                  2.14%            2.19%            2.39%            2.31%            2.25%(h)
Net investment loss (g)                     (1.13)%          (1.42)%          (0.96)%          (0.53)%          (0.36)%(h)
Waiver/reimbursement                             --               --               --            0.12%            0.98%(h)
Portfolio turnover rate                         82%              69%              80%              91%              51%(f)
Net assets, end of period (000's)          $ 47,069         $ 80,232         $ 46,869         $ 18,786         $  5,923

(a) The Fund commenced investment operations on December 16, 1996. The activity shown is from the effective date of registration (December 30, 1996) with the Securities and Exchange Commission.

(b)  Effective July 1, 1997, Class D shares were redesignated Class C shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)  Annualized.

Financial Highlights (continued) - LTMGF



Selected data for a share outstanding throughout each period is as follows:

CLASS E SHARES                                                     YEAR ENDED OCTOBER 31,
-----------------------------------------------------------------------------------------------------------------------
                                             2001           2000 (A)           1999             1998          1997 (B)
                                            ------         ----------         ------           ------        ----------
NET ASSET VALUE,
BEGINNING OF PERIOD                        $  18.34         $  17.17         $  13.36         $  12.02         $  10.08
                                           --------         --------         --------         --------         --------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss) (c)              (0.07)           (0.14)           (0.05)            0.02             0.03
Net realized and unrealized gain
   (loss) on investments                      (5.64)            1.31             3.83             1.32             1.91
                                           --------         --------         --------         --------         --------
   Total from Investment
     Operations                               (5.71)            1.17             3.78             1.34             1.94
                                           --------         --------         --------         --------         --------
NET ASSET VALUE,
END OF PERIOD                               $ 12.63          $ 18.34          $ 17.14          $ 13.36          $ 12.02
                                           ========         ========         ========         ========         ========
TOTAL RETURN (d)                           (31.13)%            6.81%           28.29%           11.15%(e)        19.25%(e)(f)
                                           ========         ========         ========         ========         ========
RATIOS TO AVERAGE
NET ASSETS:
Expenses (g)                                  1.49%            1.54%            1.74%            1.66%            1.60%(h)
Net investment income (loss) (g)            (0.48)%          (0.77)%          (0.31)%            0.12%            0.29%(h)
Waiver/reimbursement                             --               --               --            0.12%            0.98%(h)
Portfolio turnover rate                         82%              69%              80%              91%              51%(f)
Net assets, end of period (000's)          $  6,820         $  9,171         $  1,089         $    680         $    346

(a) Class E shares were collapsed into Class G shares on February 28, 2000, which were then redesignated Class E shares.

(b) The Fund commenced investment operations on December 16, 1996, the activity shown from the effective date of registration (December 30, 1996) with the Securities and Exchange Commission.

(c) Per share data were calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming no initial sales charge.

(e) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)  Annualized.


Financial Highlights (continued) - LTMGF



Selected data for a share outstanding throughout each period is as follows:

CLASS F SHARES                                                     YEAR ENDED OCTOBER 31,
-----------------------------------------------------------------------------------------------------------------------
                                             2001           2000 (A)           1999             1998          1997 (B)
                                            ------         ----------         ------           ------        ----------
NET ASSET VALUE,
BEGINNING OF PERIOD                        $  17.87         $  16.83         $  13.21         $  11.97         $  10.08
                                           --------         --------         --------         --------         --------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss (c)                       (0.17)           (0.26)           (0.15)           (0.07)           (0.03)
Net realized and unrealized gain
   (loss) on investments                      (5.47)            1.30             3.71             1.31             1.92
                                           --------         --------         --------         --------         --------
   Total from Investment
     Operations                               (5.64)            1.04             3.56             1.24             1.89
                                           --------         --------         --------         --------         --------
NET ASSET VALUE,
END OF PERIOD                               $ 12.23          $ 17.87          $ 16.77          $ 13.21          $ 11.97
                                           ========         ========         ========         ========         ========
TOTAL RETURN (d)                           (31.56)%            6.18%           26.95%           10.36%(e)        18.75%(e)(f)
                                           ========         ========         ========         ========         ========
RATIOS TO AVERAGE
NET ASSETS:
Expenses (g)                                  2.14%            2.19%            2.39%            2.31%            2.25%(h)
Net investment loss (g)                     (1.13)%          (1.42)%          (0.96)%          (0.53)%          (0.36)%(h)
Waiver/reimbursement                             --               --               --            0.12%            0.98%(h)
Portfolio turnover rate                         82%              69%              80%              91%              51%(f)
Net assets, end of period (000's)          $ 10,101         $ 13,368         $  2,025         $  1,105         $    421

(a) Class F shares were collapsed into Class H shares on February 28, 2000, which were then redesignated Class F shares.

(b) The Fund commenced investment operations on December 16, 1996. The activity shown is from the effective date of registration (December 30, 1996) with the Securities and Exchange Commission.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)  Annualized.

Financial Highlights (continued) - LTMGF



Selected data for a share outstanding throughout each period is as follows:

CLASS Z SHARES                                                     YEAR ENDED OCTOBER 31,
-------------------------------------------------------------------------------------------------------
                                                              2001             2000           1999 (A)
                                                             ------           ------          --------

NET ASSET VALUE, BEGINNING OF PERIOD                        $  18.46         $  17.23         $  15.56
                                                            --------         --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                        (0.02)           (0.08)           (0.02)
Net realized and unrealized gain (loss) on investments         (5.68)            1.31             1.69
                                                            --------         --------         --------
   Total from Investment Operations                            (5.70)            1.23             1.67
                                                            --------         --------         --------
NET ASSET VALUE, END OF PERIOD                              $  12.76         $  18.46         $  17.23
                                                            ========         ========         ========
TOTAL RETURN                                                (30.88)%            7.14%           10.73%(c)
                                                            ========         ========         ========
RATIOS TO AVERAGE NET ASSETS:
Expenses (d)                                                   1.14%            1.19%            0.79%(e)
Net investment loss (d)                                      (0.13)%          (0.42)%          (0.13)%(e)
Portfolio turnover rate                                          82%              69%              80%
Net assets, end of period (000's)                           $    915         $  1,941         $      1


(a)  Class Z shares were initially offered on January 11, 1999.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Not annualized.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(e)  Annualized.

Financial Highlights (continued) - LTMGF II



Selected data for a share outstanding throughout each period is as follows:

CLASS A SHARES                                            YEAR ENDED OCTOBER 31,
-------------------------------------------------------------------------------------
                                                              2001           2000 (A)
                                                             ------          --------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  11.55         $  12.00
                                                            --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                        (0.04)           (0.07)
Net realized and unrealized loss on investments                (3.59)           (0.38)
                                                            --------         --------
   Total from Investment Operations                            (3.63)           (0.45)
                                                            --------         --------
NET ASSET VALUE, END OF PERIOD                              $   7.92         $  11.55
                                                            ========         ========
TOTAL RETURN (c)                                            (31.43)%(g)       (3.75)%(d)(g)
                                                            ========         ========
RATIOS TO AVERAGE NET ASSETS:
Expenses (e)                                                   1.50%            1.50%(f)
Net investment loss (e)                                      (0.42)%          (0.84)%(f)
Waiver/reimbursement                                           0.16%            0.62%(f)
Portfolio turnover rate                                          90%              32%(d)
Net assets, end of period (000's)                           $  9,486         $  6,769

(a)  The Fund commenced investment operations on March 7, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(f)  Annualized.

(g) Had the Advisor/Administrator not reimbursed a portion of expenses, total return would have been reduced.

Selected data for a share outstanding throughout each period is as follows:

CLASS B SHARES                                            YEAR ENDED OCTOBER 31,
-------------------------------------------------------------------------------------
                                                              2001           2000 (A)
                                                             ------          --------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  11.51         $  12.00
                                                            --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                        (0.11)           (0.12)
Net realized and unrealized loss on investments                (3.58)           (0.37)
                                                            --------         --------
   Total from Investment Operations                            (3.69)           (0.49)
                                                            --------         --------
NET ASSET VALUE, END OF PERIOD                              $   7.82         $  11.51
                                                            ========         ========
TOTAL RETURN (c)                                            (32.06)%(g)       (4.08)%(d)(g)
                                                            ========         ========
Ratios to Average Net Assets:
Expenses (e)                                                   2.25%            2.25%(f)
Net investment loss (e)                                      (1.17)%          (1.59)%(f)
Waiver/reimbursement                                           0.16%            0.62%(f)
Portfolio turnover rate                                          90%              32%(d)
Net assets, end of period (000's)                           $ 42,391         $ 50,859

(a)  The Fund commenced investment operations on March 7, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no contingent deferred sales charge.

(d)  Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(f)  Annualized.

(g) Had the Advisor/Administrator not reimbursed a portion of expenses, total return would have been reduced.

Financial Highlights (continued) - LTMGF II



Selected data for a share outstanding throughout each period is as follows:

CLASS C SHARES                                            YEAR ENDED OCTOBER 31,
-------------------------------------------------------------------------------------
                                                              2001           2000 (A)
                                                             ------          --------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  11.50         $  12.00
                                                            --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                        (0.11)           (0.12)
Net realized and unrealized loss on investments                (3.59)           (0.38)
                                                            --------         --------
   Total from Investment Operations                            (3.70)           (0.50)
                                                            --------         --------
NET ASSET VALUE, END OF PERIOD                                $ 7.80          $ 11.50
                                                            ========         ========
TOTAL RETURN (c)                                            (32.17)%(g)       (4.17)%(d)(g)
                                                            ========         ========
RATIOS TO AVERAGE NET ASSETS:
Expenses (e)                                                   2.25%            2.25%(f)
Net investment loss (e)                                      (1.17)%          (1.59)%(f)
Waiver/reimbursement                                           0.16%            0.62%(f)
Portfolio turnover rate                                          90%              32%(d)
Net assets, end of period (000's)                           $  8,994         $  5,801

(a)  The Fund commenced investment operations on March 7, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no contingent deferred sales charge.

(d)  Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(f)  Annualized.

(g) Had the Advisor/Administrator not reimbursed a portion of expenses, total return would have been reduced.

Selected data for a share outstanding throughout each period is as follows:

CLASS Z SHARES                                            YEAR ENDED OCTOBER 31,
-------------------------------------------------------------------------------------
                                                              2001           2000 (A)
                                                             ------          --------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  11.58         $  12.00
                                                            --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                        (0.02)           (0.05)
Net realized and unrealized loss on investments                (3.61)           (0.37)
                                                            --------         --------
   Total from Investment Operations                            (3.63)           (0.42)
                                                            --------         --------
NET ASSET VALUE, END OF PERIOD                              $   7.95         $  11.58
                                                            ========         ========
TOTAL RETURN                                                (31.35)%(f)       (3.50)%(c)(f)
                                                            ========         ========
RATIOS TO AVERAGE NET ASSETS:
Expenses (d)                                                   1.25%            1.25%(e)
Net investment loss (d)                                      (0.17)%          (0.59)%(e)
Waiver/reimbursement                                           0.16%            0.62%(e)
Portfolio turnover rate                                          90%              32%(c)
Net assets, end of period (000's)                           $  1,211         $  4,740

(a)  The Fund commenced investment operations on March 7, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Not annualized.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(e)  Annualized.

(f) Had the Advisor/Administrator not reimbursed a portion of expenses, total return would have been reduced.

Financial Highlights (continued) - LTMVF



Selected data for a share outstanding throughout each period is as follows:

CLASS A SHARES                                                     YEAR ENDED OCTOBER 31,
------------------------------------------------------------------------------------------------------
                                                              2001             2000           1999 (A)
                                                             ------           ------          --------

NET ASSET VALUE, BEGINNING OF PERIOD                        $  11.41         $  10.64         $  12.00
                                                            --------         --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                       0.04             0.04             0.00(c)
Net realized and unrealized gain (loss) on investments         (0.05)            0.73            (1.36)
                                                            --------         --------         --------
   Total from Investment Operations                            (0.01)            0.77            (1.36)
                                                            --------         --------         --------
NET ASSET VALUE, END OF PERIOD                               $ 11.40          $ 11.41          $ 10.64
                                                            ========         ========         ========
TOTAL RETURN (d)                                               (0.09)%           7.24%        (11.33)%(e)
                                                            ========         ========         ========
RATIOS TO AVERAGE NET ASSETS:
Expenses (f)                                                   1.71%            1.80%            1.77%(g)
Net investment income (loss) (f)                               0.32%            0.39%          (0.00)%(g)(h)
Portfolio turnover rate                                          47%              76%              19%(e)
Net assets, end of period (000's)                           $ 25,694         $ 14,017         $  7,528

(a)  From commencement of operations on June 1, 1999.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than 0.01.

(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(g)  Annualized.

(h)  Rounds to less than 0.01%.


Selected data for a share outstanding throughout each period is as follows:

CLASS B SHARES                                                     YEAR ENDED OCTOBER 31,
------------------------------------------------------------------------------------------------------
                                                              2001             2000           1999 (A)
                                                             ------           ------          --------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  11.30         $  10.61         $  12.00
                                                            --------         --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                        (0.04)           (0.03)           (0.04)
Net realized and unrealized gain (loss) on investments         (0.04)            0.72            (1.35)
                                                            --------         --------         --------
   Total from Investment Operations                            (0.08)            0.69            (1.39)
                                                            --------         --------         --------
NET ASSET VALUE, END OF PERIOD                              $  11.22         $  11.30         $  10.61
                                                            ========         ========         ========
TOTAL RETURN (c)                                             (0.71)%            6.50%         (11.58)%(d)
                                                            ========         ========         ========
RATIOS TO AVERAGE NET ASSETS:
Expenses (e)                                                   2.41%            2.50%            2.60%(f)
Net investment loss (e)                                      (0.38)%          (0.31)%          (0.83)%(f)
Portfolio turnover rate                                          47%              76%              19%(d)
Net assets, end of period (000's)                           $ 69,720         $ 49,112         $ 14,622

(a)  From commencement of operations on June 1, 1999.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no contingent deferred sales charge.

(d)  Not annualized.


(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(f)  Annualized.

Financial Highlights (continued) - LTMVF



Selected data for a share outstanding throughout each period is as follows:

CLASS C SHARES                                                     YEAR ENDED OCTOBER 31,
------------------------------------------------------------------------------------------------------
                                                              2001             2000           1999 (A)
                                                             ------           ------          --------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  11.30         $  10.61         $  12.00
                                                            --------         --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                        (0.04)           (0.03)           (0.04)
Net realized and unrealized gain (loss) on investments         (0.04)            0.72            (1.35)
                                                            --------         --------         --------
   Total from Investment Operations                            (0.08)            0.69            (1.39)
                                                            --------         --------         --------
NET ASSET VALUE, END OF PERIOD                              $  11.22         $  11.30         $  10.61
                                                            ========         ========         ========
TOTAL RETURN (c)                                             (0.71)%            6.50%         (11.58)%(d)
                                                            ========         ========         ========
RATIOS TO AVERAGE NET ASSETS:
Expenses (e)                                                   2.41%            2.50%            2.60%(f)
Net investment loss (e)                                      (0.38)%          (0.31)%          (0.83)%(f)
Portfolio turnover rate                                          47%              76%              19%(d)
Net assets, end of period (000's)                           $ 21,367         $ 10,331         $  4,137

(a)  From commencement of operations on June 1, 1999.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no contingent deferred sales charge.

(d)  Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(f)  Annualized.


Selected data for a share outstanding throughout each period is as follows:

CLASS Z SHARES                                                     YEAR ENDED OCTOBER 31,
------------------------------------------------------------------------------------------------------
                                                              2001             2000           1999 (A)
                                                             ------           ------          --------

NET ASSET VALUE, BEGINNING OF PERIOD                        $  11.43         $  10.65         $  12.00
                                                            --------         --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                       0.07             0.07             0.01
Net realized and unrealized gain (loss) on investments         (0.04)            0.71            (1.36)
                                                            --------         --------         --------
   Total from Investment Operations                             0.03             0.78            (1.35)
                                                            --------         --------         --------
NET ASSET VALUE, END OF PERIOD                              $  11.46         $  11.43         $  10.65
                                                            ========         ========         ========
TOTAL RETURN                                                   0.26%            7.32%         (11.25)%(c)
                                                            ========         ========         ========

RATIOS TO AVERAGE NET ASSETS:
Expenses (d)                                                   1.41%            1.50%            1.50%(e)
Net investment income (d)                                      0.62%            0.69%            0.27%(e)
Portfolio turnover rate                                          47%              76%              19%(c)
Net assets, end of period (000's)                           $      1         $      1         $  2,396

(a)  From commencement of operations on June 1, 1999.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Not annualized.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(e)  Annualized.

Report of Independent Accountants




To the Trustees of Liberty Trust I and the Shareholders of:

Liberty Tax-Managed Growth Fund and
Liberty Tax-Managed Value Fund

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Tax-Managed Growth Fund and Liberty Tax-Managed Value Fund (each a series of Liberty Trust I) (collectively "the Funds") at October 31, 2001, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2001

Report of Ernst & Young LLP, Independent Auditors



To the Shareholders and Board of Trustees of Liberty Funds Trust I:

Liberty Tax-Managed Growth Fund II
Liberty Tax-Managed Aggressive Growth Fund

We have audited the accompanying statements of assets and liabilities, including the Investment Portfolios, of Liberty Tax-Managed Growth Fund II and Liberty Tax-Managed Aggressive Growth Fund (two of the series constituting Liberty Funds Trust I [the "Trust"]) as of October 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the years indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned series of Liberty Funds Trust I as of October 31, 2001, the results of their operations for the year then ended and, the changes in their net assets, and their financial highlights for each of the two years indicated therein, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP


Boston, Massachusetts
December 12, 2001

Unaudited Information



RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
On September 26, 2001, a Special Meeting of Shareholders of the Funds was held to conduct a vote for and against the approval of the Items listed on the Trust's Proxy Statement for said meeting. On July 16, 2001, the record date for the Meeting, the Liberty Tax-Managed Aggressive Growth Fund, Liberty Tax-Managed Growth Fund, Liberty Tax-Managed Growth Fund II and Liberty Tax-Managed Value Fund had shares outstanding of 2,644,375, 43,011,157, 8,033,538 and 9,813,966,
respectively. The votes cast were as follows:

LIBERTY TAX-MANAGED AGGRESSIVE GROWTH FUND:
                                                                     % of Shares to
Proposal of new investment                                          Total Outstanding       % of Shares to Total
advisory agreement:                        Shares                        Shares                 Shares Voted
------------------------------------------------------------------------------------------------------------
For                                       2,138,590                       80.87%                    96.98%
Against                                      16,214                        0.61%                     0.73%
Abstain                                      50,469                        1.91%                     2.29%

LIBERTY TAX-MANAGED GROWTH FUND:
                                                                     % of Shares to
Proposal of new investment                                          Total Outstanding       % of Shares to Total
advisory agreement:                        Shares                        Shares                 Shares Voted
------------------------------------------------------------------------------------------------------------
For                                      30,380,038                       70.63%                    95.98%
Against                                     373,314                        0.87%                     1.18%
Abstain                                     897,429                        2.09%                     2.84%

                                                                     % of Shares to
Proposal of new                                                     Total Outstanding       % of Shares to Total
sub-advisory agreement:                    Shares                        Shares                 Shares Voted
------------------------------------------------------------------------------------------------------------
For                                      30,366,760                       70.60%                    95.94%
Against                                     406,530                        0.95%                     1.29%
Abstain                                     877,492                        2.04%                     2.77%

LIBERTY TAX-MANAGED GROWTH FUND II:
                                                                     % of Shares to
Proposal of new investment                                          Total Outstanding       % of Shares to Total
advisory agreement:                        Shares                        Shares                 Shares Voted
------------------------------------------------------------------------------------------------------------
For                                       5,964,853                       74.25%                    96.09%
Against                                     133,513                        1.66%                     2.15%
Abstain                                     109,196                        1.36%                     1.76%


                                                                     % of Shares to
Proposal of new investment                                          Total Outstanding       % of Shares to Total
sub-advisory agreement:                    Shares                        Shares                 Shares Voted
------------------------------------------------------------------------------------------------------------
For                                       5,930,395                       73.82%                    95.54%
Against                                     151,051                        1.88%                     2.43%
Abstain                                     126,117                        1.57%                     2.03%

LIBERTY TAX-MANAGED VALUE FUND:
                                                                     % of Shares to
Proposal of new investment                                          Total Outstanding       % of Shares to Total
advisory agreement:                        Shares                        Shares                 Shares Voted
------------------------------------------------------------------------------------------------------------
For                                       7,473,473                       76.15%                    96.15%
Against                                     140,826                        1.44%                     1.81%
Abstain                                     158,304                        1.61%                     2.04%

Trustees & Transfer Agent

DOUGLAS A. HACKER
President of United New Ventures and Executive Vice President of United Airlines (formerly Executive Vice President, Chief Financial Officer of United Airlines; Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY
Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President and Director of Itek Corp.)

WILLIAM E. MAYER
Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on econometric and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

THOMAS C. THEOBALD
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

ANNE-LEE VERVILLE
Chairman of the Board of Directors, Enesco Group, Inc. and author and speaker on educational systems needs (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Tax-Managed Funds is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Tax-Managed Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

ANNUAL REPORT:
Liberty Tax-Managed Funds

                              GIVE ME LIBERTY.(R)

LIBERTY FUNDS BELIEVES IN FINANCIAL CHOICE
At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

LIBERTY BELIEVES IN PROFESSIONAL ADVICE
Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.

LIBERTY TAX-MANAGED FUNDS  ANNUAL REPORT, OCTOBER 31, 2001

[logo:  Head of         LIBERTY                                  PRSRT STD
        Statue of       ---------------------                   U.S. POSTAGE
        Liberty]                        FUNDS                       PAID
                                                                HOLLISTON, MA
                                                                PERMIT NO. 20

Liberty Funds Distributor Inc. (c)2001
One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com



                                                 TM-02/001I-1001 (12/01) 01/2314